                                                                    Exhibit 4.2
-------------------------------------------------------------------------------

                      GREEN TREE FLOORPLAN FUNDING CORP.

                                  Transferor

                       GREEN TREE FINANCIAL CORPORATION

                                   Servicer

                                      and

                           _________________________

                                    Trustee

               on behalf of the Series 1995-1 Certificateholders
                           _________________________

                           SERIES 1995-1 SUPPLEMENT

                      Dated as of ________________, 1995

                                      to

                        POOLING AND SERVICING AGREEMENT

                      Dated as of ________________, 1995
                           _________________________

                 GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST

             $__________ Floating Rate Floorplan Receivable Trust
                     Certificates, Series 1995-1, Class A

             $__________ Floating Rate Floorplan Receivable Trust
                     Certificates, Series 1995-1, Class B

             $__________ Floating Rate Floorplan Receivable Trust
                     Certificates, Series 1995-1, Class C

                   $__________ 0% Floorplan Receivable Trust
                     Certificates, Series 1995-1, Class D

-------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------


                                                                    Page
                                                                    ----

SECTION 1.     Designation..........................................  1

SECTION 2.     Definitions..........................................  1

SECTION 3.     Optional Repurchase..................................  17

SECTION 4.     Delivery and Payment for the Series 1995-1
               Certificates.........................................  17

SECTION 5.     Form of Delivery of Series 1995-1 Certificates.......  17

SECTION 6.     Article IV of Agreement..............................  17

                                  ARTICLE IV

                       Rights of Certificateholders and
                       --------------------------------
                   Allocation and Application of Collections
                   -----------------------------------------

     Section 4.4    Rights of Certificateholders.........................  18
     Section 4.5    Collections and Allocation; Payments on
                    Exchangeable Transferor Certificate..................  18
     Section 4.6    Determination of Monthly Interest for the Series
                    1995-1 Certificates..................................  19
     Section 4.7    Determination of Principal Amounts...................  21
     Section 4.8    Shared Principal Collections.........................  23
     Section 4.9    Application of Funds on Deposit in the
                    Collection Account for the Certificates..............  23
     Section 4.10   Coverage of Required Amount for the Series
                    1995-1 Certificates..................................  31
     Section 4.11   Payment of Certificate Interest......................  32
     Section 4.12   Payment of Certificate Principal.....................  32
     Section 4.13   Investor Charge-Offs.................................  33
     Section 4.14   Reallocated Principal Collections for the
                    Series 35 1995-1 Certificates........................  34
     Section 4.15   Determination of LIBOR...............................  35
     Section 4.16   Class C Limited Guaranty.............................  36
     Section 4.17   Expense Reserve......................................  36
     Section 4.18   Establishment of Expense Reserve Account.............  37

SECTION 7.  Article V of the Agreement...................................  38

                                   ARTICLE V

           Distributions and Reports to Investor Certificateholders
           --------------------------------------------------------

     Section 5.1    Distributions......................................  38
     Section 5.2    Certificateholders' Statement......................  39

SECTION 8.    Series 1995-1 Pay Out Events............................   41

SECTION 9.    Series 1995-1 Termination...............................   42

SECTION 10.   Legends; Transfer and Exchange; Restrictions on
              Transfer of Series 1995-1 Certificates; Tax Treatment...   42

SECTION 11.   Ratification of Agreement...............................   45

SECTION 12.   Registration of the Class A Certificates under the
              Securities Exchange Act of 1934.........................   45

SECTION 13.   Counterparts............................................   45

SECTION 14.   Governing Law...........................................   46

SECTION 15.   Instructions in Writing.................................   46

EXHIBITS
--------

EXHIBIT A  Form of Class A Investor Certificate

EXHIBIT B  Form of Class B Investor Certificate

EXHIBIT C  Form of Class C Investor Certificate

EXHIBIT D  Form of Class D Investor Certificate

EXHIBIT E  Form of Monthly Certificateholder's Statement

EXHIBIT F  Form of 144A Exchange Notice and Certification

     SERIES 1995-1 SUPPLEMENT, dated as of _________________, 1995 (the "Series Supplement") by and among GREEN TREE FLOORPLAN FUNDING CORP., a corporation organized and existing under the laws of the State of Delaware, as Transferor (the "Transferor"), GREEN TREE FINANCIAL CORPORATION, a corporation organized and existing under the laws of Delaware, as Servicer (the "Servicer"), and ________________, a _________________ organized and existing under the laws of
____________, as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee") under the Pooling and Servicing Agreement dated as of ________________, 1995 (as supplemented, the "Agreement") among the Transferor, the Servicer and the Trustee.

     Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor, for execution and redelivery to the Trustee for authentication, of one or more Series of Certificates.

     Pursuant to this Series Supplement, the Transferor and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof.

     SECTION 1. Designation. There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known generally as the "Series 1995-1 Certificates." The Series 1995-1 Certificates shall be issued in four Classes, which shall be designated generally as the Floating Rate Floorplan Receivable Trust Certificates, Series 1995-1, Class A (the "Class A Certificates"), the Floating Rate Floorplan Receivable Trust Certificates, Series 1995-1, Class B (the "Class B Certificates"), the Floating Rate Floorplan Receivable Trust Certificates, Series 1995-1, Class C (the "Class C Certificates") and the Floating Rate Floorplan Receivable Trust Certificates, Series 1995-1, Class D (the "Class D Certificates").

     SECTION 2. Definitions. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern with respect to the Series 1995-1 Certificates. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, as amended or supplemented by this Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 1995-1 Certificates and no other Series of Certificates issued by the Trust.

     "Accumulation Shortfall shall mean, with respect to any Monthly Period, the difference, if any, between (i) the amount deposited in the Principal Account for the preceding Monthly Period and (ii) the Controlled Deposit Amount for the preceding Monthly Period.

     "ABC Fixed/Floating Allocation Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Receivables for all Series.

     "ABC Investor Default Amount" shall mean an amount equal to the product of
(a) the sum of the Class A Floating Allocation Percentage, the Class B Floating Allocation Percentage and the Class C Floating Allocation Percentage applicable on such Business Day and (b) the aggregate Default Amount identified since the prior reporting date.

     "Additional Interest" shall mean, at any time of determination, the sum of Class A Additional Interest, Class B Additional Interest and Class C Additional Interest.

     "Available Series 1995-1 Interest Collections" shall have the meaning specified in subsection 4.9(a) of the Agreement.

     "Base Rate" shall mean the sum of (i) the average of the Class A Certificate Rate, the Class B Certificate Rate and the Class C Certificate Rate weighted by the unpaid principal amount of each respective class of Certificates plus (ii) 2% per annum.

     "Carryover Class A Interest" shall mean (a) any Class A Interest due but not paid on any previous Distribution Date plus (b) any Class A Additional Interest.

     "Carryover Class B Interest" shall mean (a) any Class B Interest due but not paid on any previous Distribution Date plus (b) any Class B Additional Interest.

     "Carryover Class C Interest" shall mean (a) any Class C Interest due but not paid on any previous Distribution Date plus (b) any Class C Additional Interest.

     "Class A Additional Interest" shall have the meaning specified in subsection 4.6(a).

     "Class A Certificateholder" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

     Class A Certificateholders' Interest" shall mean the portion of the Series 1995-1 Certificateholder's Interest evidenced by the Class A Certificates.

     "Class A Certificate Rate" shall mean __% per annum above LIBOR determined on November __, 1995 for the period from November __, 1995 through December 14, 1995, and from December 15, 1995, through January 14, 1996 and with respect to each Interest Period thereafter, a per annum rate __% in excess of LIBOR as determined on the related LIBOR Determination Date, but in no event in excess of __% per annum.

     "Class A Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A hereto.

     "Class A Controlled Accumulation Amount" shall mean $__________.

     "Class A Controlled Distribution Amount" shall mean, with respect to any Distribution Date, an amount equal to the Class A Controlled Accumulation Amount plus the Class A Deficit Controlled Accumulation Amount determined on the preceding Distribution Date, if any.

     "Class A Deficit Controlled Accumulation Amount" shall mean zero on the initial Distribution Date and, on any subsequent Distribution Date, the excess, if any, of (i) the Class A Controlled Distribution Amount over (ii)(a) any amount on deposit in the Excess Funding Account allocated to the Class A Certificates on such day pursuant to subsection 4.9(d), (b) any amounts in respect of ABC Investor Default Amounts and Class A Investor Charge-Offs, Class B Investor Charge-Offs, Class C Investor Charge-Offs and Class D Investor Charge-Offs paid on such day and (c) Shared Principal Collections allocable to the Class A Certificates, if any, and (d) the product of the ABC Fixed/Floating Allocation Percentage and the aggregate amount of Principal Collections collected during the preceding Monthly Period.

     "Class A Floating Allocation Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust and the amounts on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) when used with respect to Principal Collections only, the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

     "Class A Initial Invested Amount" shall mean the aggregate initial principal amount of the Class A Certificates, which is $__________.

     "Class A Interest" shall mean the interest distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.6(a).

     "Class A Interest Shortfall" shall have the meaning specified in subsection 4.6(a).

     "Class A Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class A Initial Invested Amount (i) during the Revolving Period in connection with the addition of Receivables to the Trust or (ii) at the end of the Revolving Period for deposit into the Excess Funding Account, minus (b) the aggregate amount of principal payments made to Class A Certificateholders prior to such Business Day, minus (c) the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates, plus
(d) the sum of the aggregate amount allocated with respect to Class A Investor Charge-Offs and available on all prior Distribution Dates pursuant to subsection 4.9(a)(vii), and, with respect to such subsection and pursuant to subsections 4.10(a) and (b) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clause (c).

     "Class A Investor Charge-Offs" shall have the meaning specified in subsection 4.13(d).

     "Class A Investor Percentage" shall mean, for any Business Day, (a) with respect to Interest Receivables and Defaulted Receivables at any time or Principal Receivables during the Revolving Period, the Class A Floating Allocation Percentage and (b) with respect to Principal Receivables during the Controlled Accumulation Period, the ABC Fixed/Floating Allocation Percentage.

     "Class A Percentage" shall mean a fraction the numerator of which is the Class A Invested Amount and the denominator of which is the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount.

     "Class A Principal" shall mean the principal distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.7(a).

     "Class A Required Amount" shall mean the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) Class A Interest for the then current Monthly Period, (ii) any Carryover Class A Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iii) if Green Tree or an Affiliate of Green Tree is no longer the Servicer, the Class A Floating Allocation Percentage of the Servicing Fee for the then current Monthly Period and (iv) the Class A Floating Allocation Percentage of the Default Amount, if any, for such Business Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period over (y) the Available Series 1995-1 Interest Collections plus any Excess Interest Collections from other Series and any Transferor Interest Collections allocated with respect to the amounts described in clauses (x)(i) through (iv).

     "Class A Scheduled Payment Date" shall mean the ________, 199__ Distribution Date.

     "Class B Additional Interest" shall have the meaning specified in subsection 4.6(b).

     "Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

     "Class B Certificateholders' Interest" shall mean the portion of the Series 1995-1 Certificateholders' Interest evidenced by the Class B Certificates.

     "Class B Certificate Rate" shall mean ___% per annum above LIBOR determined on November __, 1995 for the period from November __, 1995 through December 14, 1995, and from December 15, 1995, through January 14, 1996 and with respect to each Interest Period thereafter, a per annum rate ___% in excess of LIBOR, as determined on the related LIBOR Determination Date, but not in excess of ___% per annum.

     "Class B Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit B hereto.

     "Class B Controlled Accumulation Amount" shall mean $__________.

     "Class B Controlled Distribution Amount" shall mean, with respect to any Distribution Date, an amount equal to the Class B Controlled Accumulation Amount plus the Class B Deficit Controlled Accumulation Amount determined on the preceding Distribution Date, if any.

     "Class B Daily Principal Amount" shall have the meaning specified in subsection 4.9(c)(ii).

     "Class B Deficit Controlled Accumulation Amount" shall mean zero on the initial Distribution Date and, on any subsequent Distribution Date, the excess, if any, of (i) the Class B Controlled Distribution Amount over (ii) (a) any amount on deposit in the Excess Funding Account allocated to the Class B Certificates on such day pursuant to subsection 4.9(d), (b) any amounts in respect of ABC Investor Default Amounts or Class B Investor Charge-Offs, Class C Investor Charge-Offs and Class D Investor Charge-Offs paid on such day and (c) Shared Principal Collections allocable to the Class B Certificates, if any, and
(d) the product of the ABC Fixed/Floating Allocation Percentage and the aggregate amount of Principal Collections collected during the preceding Monthly Period.

     "Class B Fixed/Floating Allocation Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount at the end of the last day of the Revolving
Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Series.

     "Class B Floating Allocation Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) when used with respect to Principal Collections only, the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

     "Class B Initial Invested Amount" shall mean the aggregate initial principal amount of the Class B Certificates, which is $_________.

     "Class B Interest" shall mean the interest distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.6(b).

     "Class B Interest Shortfall" shall have the meaning specified in subsection 4.6(b).

     "Class B Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class B Initial Invested Amount (i) during the Revolving Period in connection with the addition of Receivables to the Trust or (ii) at the end of the Revolving Period for deposit into the Excess Funding Account, minus (b) the aggregate amount of principal payments made to Class B Certificateholders prior to such Business Day, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates, minus
(d) the aggregate amount of Reallocated Class B Principal Collections for which neither the Class D Invested Amount nor the Class C Invested Amount has been reduced for all prior Business Days, plus (e) the sum of the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(x), and, with respect to such subsection and pursuant to subsections 4.10(a) and (b) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (c) and (d).

     "Class B Investor Charge-Offs" shall have the meaning specified in subsection 4.13(c).

     "Class B Investor Percentage" shall mean, for any Distribution Date, (a) with respect to Interest Receivables and Defaulted Receivables at any time or Principal Receivables during the Revolving Period, the Class B Floating Allocation Percentage and (b) with respect to Principal Receivables during the Controlled Accumulation Period, the ABC Fixed/Floating Allocation Percentage.

     "Class B Percentage" shall mean a fraction the numerator of which is the Class B Invested Amount and the denominator of which is the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount.

     "Class B Principal" shall mean the principal distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.7(b).

     "Class B Principal Commencement Date" shall mean the earlier of (a) the Distribution Date in the Controlled Accumulation Period on which the Class A Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1995-1 Investor Certificates remaining after payments have been made to the Class A Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class A Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Sections 2.4(e), 9.2, 10.2, 12.1 or 12.2 of the Agreement and Section 3 of this Series Supplement.

     "Class B Required Amount" shall mean the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) Class B Interest for the then current Monthly Period, (ii) any Carryover Class B Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date, (iii) if Green Tree or an Affiliate of Green Tree is no longer the Servicer, the Class B Floating Allocation Percentage of the Servicing Fee for the then current Monthly Period and (iv) the Class B Floating Allocation Percentage of the Default Amount, if any, for such Business Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period over (y) the Available Series 1995-1 Interest Collections plus any Excess Interest Collections from other Series and any Transferor Interest Collections allocated with respect to the amounts described in clauses (x)(i) through (iv).

     "Class B Scheduled Payment Date" shall mean the ________, 199__ Distribution Date.

     "Class C Additional Interest" shall have the meaning specified in subsection 4.6(c).

     "Class C Certificateholder" shall mean the Person in whose name a Class C Certificate is registered in the Certificate Register.

     "Class C Certificateholders' Interest" shall mean the portion of the Series 1995-1 Certificateholders' Interest evidenced by the Class C Certificates.

     "Class C Certificate Rate" shall mean ___% per annum from November __, 1995 through December 14, 1995, and from December 15, 1995 through January 14, 1996 and with respect to each Interest Period thereafter, a per annum rate ___% in excess of LIBOR as determined on the related LIBOR Determination Date, but in no event in excess of ___% per annum.

     "Class C Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit C hereto.

     "Class C Daily Principal Amount" shall have the meaning specified in subsection 4.9(c)(iii).

     "Class C Expected Final Payment Date" shall mean the __________, 199___ Distribution Date.

     "Class C Fixed/Floating Allocation Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class C Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Series.

     "Class C Floating Allocation Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class C Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) when used with respect to Principal Collections only, the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

     "Class C Guaranty Payment" shall mean (i) with respect to any Distribution Date prior to the Distribution Date on which the Class B Invested Amount is paid in full, the amount, if any, by which the Class C Interest allocable to the Class C Certificates with respect to any Interest Accrual Period exceeds the amount available on such Distribution Date for payment to the Class C Certificateholders; or (ii) with respect to any Distribution Date on or after the Distribution Date on which the Class B Invested Amount has been paid in full, the amount, if any, by which the sum of (a) the Class C Interest allocable to the Class C Certificates with respect to any Interest Accrual Period and (b) the Class C Principal allocable to the Class C Certificates on such Distribution Date exceeds the amount available on such Distribution Date for payment to the Class C Certificateholders.

     "Class C Initial Invested Amount" shall mean the aggregate initial principal amount of the Class C Certificates, which is $__________.

     "Class C Interest" shall mean the interest distributable in respect of the Class C Certificates as calculated in accordance with subsection 4.6(c).

     "Class C Interest Shortfall" shall have the meaning specified in subsection 4.6(c).

     "Class C Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class C Initial Invested Amount (i) during the Revolving Period in connection with the addition of Receivables to the Trust or (ii) at the end of the Revolving Period for deposit into the Excess Funding Account, minus (b) the aggregate amount of principal payments made to Class C Certificateholders prior to such Business Day, minus (c) the aggregate amount of Class C Investor Charge-Offs for all prior Distribution Dates, minus
(d) the aggregate amount of Reallocated Class C Principal Collections for which the Class D Invested Amount has not been reduced for all prior Business Days plus (e) the sum of the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(xi) and, with respect to such subsection, pursuant to subsections 4.10(a) and (b), for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (c) and (d).

     "Class C Investor Charge-Offs" shall have the meaning specified in subsection 4.13(b).

     "Class C Investor Percentage" shall mean, for any Distribution Date, (a) with respect to Interest Receivables and Defaulted Receivables at any time or Principal Receivables during the Revolving Period, the Class C Floating Allocation Percentage and (b) with respect to Principal Receivables during the Controlled Accumulation Period, the ABC Fixed/Floating Allocation Percentage.

     "Class C Limited Guaranty" shall mean the obligation of Green Tree to make Class C Guarantee Payments pursuant to Section 4.16.

     "Class C Percentage" shall mean a fraction the numerator of which is the Class C Invested Amount and the denominator of which is the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount.

     "Class C Principal" shall mean the principal distributable in respect of the Class C Certificates as calculated in accordance with subsection 4.7(c).

     "Class C Principal Commencement Date" shall mean the earlier of (a) the Distribution Date in the Controlled Accumulation Period on which the Class B Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1995-1 Investor Certificates remaining after payments have been made to the Class B Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class B Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Sections 2.4(e), 9.2, 10.2, 12.1 or 12.2 of the Agreement and Section 3 of this Series Supplement.

     "Class C Required Amount" shall mean the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) Class C Interest for the then current Monthly Period, (ii) any Carryover Class C Interest previously due but not paid to the Class C Certificateholders on a prior Distribution Date, (iii) if Green Tree or an Affiliate of Green Tree is no longer the Servicer, the Class C Floating Allocation Percentage of the Servicing Fee for the then current Monthly Period and (iv) the Class C Floating Allocation Percentage of the Default Amount, if any, for such Business Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period over (y) the Available Series 1995-1 Interest Collections plus any Excess Interest Collections from other Series and any Transferor Interest Collections allocated with respect to the amounts described in clauses (x)(i) through (iv).

     "Class D Certificateholder" shall mean the Person in whose name a Class D Certificate is registered in the Certificate Register.

     "Class D Certificateholders' Interest" shall mean the portion of the Series 1995-1 Certificateholders' Interest evidenced by the Class D Certificates.

     "Class D Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit D hereto.

     "Class D Fixed/Floating Allocation Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class D Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collections for all Series.

     "Class D Floating Allocation Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class D Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the total amount of Principal Receivables and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) when used with respect to Principal Collections only, the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

     "Class D Initial Invested Amount" shall mean the aggregate initial principal amount of the Class D Certificates, which is $__________.

     "Class D Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class D Initial Invested Amount, minus
(b) the aggregate amount of principal payments made to Class D Certificateholders prior to such Business Day, minus (c) the aggregate amount of Class D Investor Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Reallocated Principal Collections for all prior Business Days, plus (e) the sum of the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(xii) and, with respect to such subsection, pursuant to subsections 4.10(a) and (b) for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (c) and (d).

     "Class D Investor Charge-Offs" shall have the meaning specified in subsection 4.13(a).

     "Class D Investor Default Amount" shall mean an amount equal to the product of (a) the Class D Floating Allocation Percentage applicable on such Business Day and (b) the aggregate Default Amount identified since the prior reporting date.

     "Class D Investor Percentage" shall mean, for any Business Day, (a) with respect to Interest Receivables and Defaulted Receivables at any time or Principal Receivables during the Revolving Period, the Class D Floating Allocation Percentage and (b) with respect to Principal Receivables during the Controlled Accumulation Period, the Class D Fixed/Floating Allocation Percentage.

     "Class D Principal" shall mean the principal distributable in respect of the Class D Certificates as calculated in accordance with subsection 4.7(d).

     "Class D Principal Commencement Date" shall mean the earlier of (a) the Distribution Date on which the Class C Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1995-1 Investor Certificates remaining after payments have been made to the Class C Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class C Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Sections 2.4(e), 9.2, 10.2, 12.1 and 12.2 of the Agreement and Section 3 of this Series Supplement.

     "Closing Date" shall mean November __, 1995.

     "Controlled Accumulation Period" shall mean, with respect to the Series 1995-1 Certificates, unless a Pay Out Event shall have occurred with respect to such Series prior thereto, the period commencing on the Controlled Accumulation Period Commencement Date and ending upon the earliest to occur of (x) the payment in full to the Investor Certificateholders of the Invested Amount, and
(y) the Series 1995-1 Termination Date.

     "Controlled Accumulation Period Commencement Date" shall mean, if the Controlled Accumulation Period has not been postponed pursuant to Section __, the ________, 199__ Distribution Date.

     "Controlled Deposit Amount" shall mean, with respect to any Business Day, an amount equal to the sum of (i) the Controlled Accumulation Amount for the related Monthly Period plus (ii) the Accumulation Shortfall, if any, for the related Monthly Period.

     "Distribution Date" shall mean December 15, 1995 and the fifteenth day of each month thereafter, or if such day is not a Business Day, the next succeeding Business Day.

     "Early Amortization Period" shall mean the period beginning on the earlier of (a) the day on which a Pay Out Event occurs or is deemed to have occurred and
(b) the Class A Scheduled Payment Date if the Class A Invested Amount has not been paid in full on such date, or the Class B Scheduled Payment Date if the Class B Invested Amount has not been paid in full on such date, the Class C Expected Final Payment Date if the Class C Invested Amount has not been paid in full on such date, and ending on the earlier of (i) the date on which the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount have been paid in full and (ii) the Termination Date.

     "Early Amortization Period Commencement Date" shall mean the earlier of (a) the Class A Scheduled Payment Date if the Class A Invested Amount has not been paid in full on such date or the Class B Scheduled Payment Date if the Class B Invested Amount has not been paid in full on such date or (b) the Pay Out Commencement Date.

     "Enhancement" shall mean, with respect to the Class A Certificates, the subordination of the Class B Invested Amount, the Class C Invested Amount, and the Class D Invested Amount, with respect to the Class B Certificates, the subordination of the Class C Invested Amount and the Class D Invested Amount, and with respect to the Class C Certificates, the Limited Guaranty of Green Tree and the subordination of the Class D Invested Amount.

     "Excess Interest Collections" shall mean, with respect to any Business Day, as the context requires, either (x) the amount described in subsection 4.9(a)(xiv) allocated to the Series 1995-1 Certificates but available to cover shortfalls in amounts paid from Interest Collections for other Series, if any or
(y) the aggregate amount of Interest Collections allocable to other Series in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover shortfalls with respect to the Series 1995-1 Certificates.

     "Expense Reserve Account" shall have the meaning specified in subsection 4.18(a).

     "Expense Reserve Trigger" shall have the meaning specified in Section 4.17.

     "Fixed/Floating Allocation Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators used to calculate allocation percentages with respect to Principal Receivables for all Series.

     "Floating Allocation Percentage" shall mean, with respect to any Business Day, the sum of the applicable Class A Floating Allocation Percentage, Class B Floating Allocation Percentage, Class C Floating Allocation Percentage, and Class D Floating Allocation Percentage for such Business Day.

     "Initial Invested Amount" shall mean the aggregate initial principal amount of the Investor Certificates of Series 1995-1, which is $__________.

     "Interest Accrual Period" shall mean, with respect to a Distribution Date, the period from and including the preceding Distribution Date to and excluding such Distribution Date; provided, however, that the initial Interest Accrual Period shall be the period from the Closing Date to and excluding the first Distribution Date.

     "Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to the sum of (a) the Class A Invested Amount as of such Business Day, (b) the Class B Invested Amount as of such Business Day, (c) the Class C Invested Amount as of such Business Day and (d) the Class D Invested Amount as of such Business Day.

     "Investor Certificateholder" shall mean the Holder of record of an Investor Certificate of Series 1995-1.

     "Investor Certificates" shall mean the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates.

     "Investor Charge-Offs" shall mean the sum of Class A Investor Charge-Offs, Class B Investor Charge-Offs, Class C Investor Charge-Offs and Class D Investor Charge-Offs.

     "Investor Default Amount" shall mean, with respect to each Business Day, an amount equal to the product of the Default Amount identified since the prior reporting date and the Floating Allocation Percentage applicable for such Business Day.

     "Investor Percentage" shall mean for any Business Day, (a) with respect to Interest Receivables and Defaulted Receivables at any time or Principal Receivables during the Revolving Period, the Floating Allocation Percentage and
(b) with respect to Principal Receivables during the Controlled Accumulation Period, the Fixed/Floating Allocation Percentage.

     "Issuance Date" shall mean the Closing Date.

     "LIBOR" shall mean, for any Interest Period, the London interbank offered quotations for one-month Dollar deposits determined by the Trustee for each Interest Accrual Period in accordance with the provisions of Section 4.15.

     "LIBOR Determination Date" shall mean the second Business Day prior to the commencement of the second and each subsequent Interest Accrual Period. For purposes of this definition, a Business Day is any day on which banks in London and New York are open for the transaction of international business.

     "Minimum Retained Percentage" shall mean 2%.

     "Minimum Transferor Percentage" shall mean 0%; provided, however, that in certain circumstances such percentage may be increased.

     "Monthly Period" shall have the meaning specified in the Agreement, except that the first Monthly Period with respect to the Series 1995-1 Certificates shall begin on and include the Closing Date and shall end on and include __________, 1995.

     "Negative Carry Amount" shall have the meaning specified in subsection 4.10(a).

     "Paying Agent" shall mean, for the Series 1995-1 Certificates, __________ and Banque de Luxembourg.

     "Pay Out Commencement Date" shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.1 of the Agreement or a Series 1995-1 Pay Out Event is deemed to occur pursuant to Section 8 of this Series Supplement.

     "Portfolio Yield" shall mean for the Series 1995-1 Certificates, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of the aggregate amount of Available Series 1995-1 Interest Collections for such Monthly Period (minus the Floating Allocation Percentage of the portion of Interest Collections for such period described in clause (D) of the definition thereof), calculated on a cash basis, minus the aggregate Investor Default Amount for such Monthly Period, and the denominator of which is the average daily Invested Amount during the preceding Monthly Period.

     "Principal Shortfalls" shall mean on any Business Day (x) for Series 1995-1, (i) during the Controlled Accumulation Period on or prior to the Class C Principal Commencement Date, the excess of the Class A Controlled Distribution Amount or the Class B Controlled Distribution Amount, as applicable, over the aggregate amount applied with respect thereto for such Business Day and for each prior Business Day in such Monthly Period, and (ii) at all other times, the Invested Amount of the class then receiving principal payments after the application of Principal Collections on such Business Day or (y) for any other Series the amounts specified as such in the Supplement for such other Series.

     "Rating Agency" shall mean Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc., and Moody's Investors Service, Inc.

     "Reallocated Class B Principal Collections" shall have the meaning specified in subsection 4.14(c).

     "Reallocated Class C Principal Collections" shall have the meaning specified in subsection 4.14(b).

     "Reallocated Class D Principal Collections" shall have the meaning specified in subsection 4.14(a).

     "Reallocated Principal Collections" shall mean the sum of Reallocated Class B Principal Collections, Reallocated Class C Principal Collections and Reallocated Class D Principal Collections.

     "Reassignment Amount" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the Invested Amount on such Distribution Date, (ii) accrued and unpaid interest on the unpaid principal balance of the Series 1995-1 Certificates (calculated on the basis of the outstanding principal balance of the Series 1995-1 Certificates and the Certificate Rate through the day preceding such Distribution Date) and (iii) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed to the Series 1995-1 Certificateholders on a prior Distribution Date.

     "Required Amount" shall have the meaning specified in Section 4.10.

     "Revolving Period" shall mean the period from and including the Closing Date to, but excluding, the earlier of (a) the Controlled Accumulation Period Commencement Date and the Early Amortization Period Commencement Date.

     "Scheduled Series 1995-1 Termination Date" shall mean the _________ 200__ Distribution Date.

     "Series 1995-1" shall mean the Series of the Green Tree Floorplan Receivables Master Trust represented by the Series 1995-1 Certificates.

     "Series 1995-1 Certificateholder" shall mean the holder of record of any Series 1995-1 Investor Certificate.

     "Series 1995-1 Certificateholders' Interest" shall have the meaning specified in Section 4.4.

     "Series 1995-1 Pay Out Event" shall have the meaning specified in Section 8 of this Series Supplement.

     "Series 1995-1 Termination Date" shall mean the earlier to occur of (i) the day after the Distribution Date on which the Series 1995-1 Certificates are paid in full, or (ii) the Scheduled Series 1995-1 Termination Date.

     "Series Servicing Fee Percentage" shall mean 2.00% per annum.

     "Servicing Fee" shall mean for any Monthly Period, an amount equal to the product of (i) one-twelfth, (ii) the applicable Series Servicing Fee Percentage and (iii) the Invested Amount as of the preceding Record Date, or, in the case of the first Distribution Date, the Initial Invested Amount.

     "Shared Principal Collections" shall mean, as the context requires, either
(i) the amount allocated to the Series 1995-1 Investor Certificates which, in accordance with subsections 4.9(b) and 4.9(c)(v), may be applied in accordance with Section 4.3(e) or (ii) the amounts allocated to the investor certificates (other than Transferor Retained Certificates) of other Series which the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Series 1995-1 Investor Certificates.

     "Termination Payment Date" shall mean the earlier of the first Distribution Date following the liquidation or sale of the Receivables as a result of an Insolvency Event and the occurrence of the Scheduled Series 1995-1 Termination Date.

     "Transferor Interest Collections" shall mean on any Business Day the product of (a) the Interest Collections for such Business Day, (b) the Transferor Percentage and (c) the Series Allocation Percentage.

     "Transferor Retained Certificates" shall mean investor certificates of any Series, including the Class D Certificates, which the Transferor retains, but only to the extent that and for so long as the Transferor is the Holder of such Certificates.

     SECTION 3.  Optional Repurchase.

     (a) On any Distribution Date occurring after the date on which the Invested Amount is reduced to 10% of the principal amount of the Certificates on the Closing Date or less, the Transferor shall have the option, subject to the condition set forth in paragraph (c), to purchase the entire, but not less than the entire, Series 1995-1 Certificateholders' Interest, at a purchase price equal to the Reassignment Amount for such Distribution Date.

     (b) The Transferor shall give the Servicer and the Trustee at least 10 days' prior written notice of the Distribution Date on which the Transferor intends to exercise such purchase option. Not later than 12:00 noon, New York City time, on such Distribution Date the Transferor shall deposit the Reassignment Amount into the Collection Account in immediately available funds. Such purchase option is subject to payment in full of the Reassignment Amount. The Reassignment Amount shall be distributed as set forth in Section 12.3 of the Agreement.

     (c) If at the time the Transferor exercises its purchase option hereunder the Transferor's long-term unsecured debt has a rating lower than the lowest investment grade rating of the Rating Agency, the Transferor shall deliver to the Trustee on such Distribution Date an Opinion of Counsel (which must be an independent outside counsel) to the effect that, in reliance on certain certificates to the effect that the Series 1995-1 Certificateholders' Interest purchased by the Transferor constitutes fair value for the consideration paid therefor and as to the solvency of the Transferor, the purchase of the Series 1995-1 Certificateholders' Interest would not be considered a fraudulent conveyance under applicable law.

     SECTION 4. Delivery and Payment for the Series 1995-1 Certificates. The Transferor shall execute and deliver the Series 1995-1 Certificates to the Trustee for authentication in accordance with Section 6.1 of the Agreement. The Trustee shall deliver the Series 1995-1 Certificates to or upon the order of the Transferor when authenticated in accordance with Section 6.2 of the Agreement.

     SECTION 5. Form of Delivery of Series 1995-1 Certificates. The Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, shall be delivered as Registered Certificates as provided in
Section 6.1 of the Agreement.

     SECTION 6. Article IV of Agreement. Sections 4.1 and 4.3 of the Agreement shall read in their entirety as provided in the Agreement. Section 4.2 of the Agreement shall read in its entirety as provided in the Agreement except that the following additional sentence shall be added at the end of subsection 4.2(b): "On the Initial Closing Date the Transferor shall make an initial deposit to the Interest Funding Account in the amount of $__________." Article IV of the Agreement

(except for Sections 4.1, 4.2 and 4.3 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1995-1 Certificates:

                                  ARTICLE IV

                       RIGHTS OF CERTIFICATEHOLDERS AND
                       --------------------------------
                   ALLOCATION AND APPLICATION OF COLLECTIONS
                   -----------------------------------------

     Section 4.4 Rights of Certificateholders. The Series 1995-1 Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Series 1995-1 Certificates at the times and in the amounts specified in this Agreement, (a) the Floating Allocation Percentage and the Fixed/Floating Allocation Percentage (as applicable from time to time) of Collections available in the Collection Account, (b) funds allocable to the Series 1995-1 Certificates on deposit in the Excess Funding Account and (c) funds on deposit in the Interest Funding Account, the Principal Account and the Distribution Account (for such Series, the "Series 1995-1 Certificateholders' Interest"). The Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount shall be subordinated to the Class A Certificates, the Class C Invested Amount and the Class D Invested Amount shall be subordinated to the Class B Certificates, and the Class D Invested Amount shall be subordinated to the Class C Certificates, in each case to the extent provided in this Article IV. The Class B Certificates will not have the right to receive payments of principal until the Class A Invested Amount has been paid in full. The Class C Certificates will not have the right to receive payments of principal until the Class A Invested Amount and the Class B Invested Amount have been paid in full. The Class D Certificates will not have the right to receive payments of principal until the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount have been paid in full.

     Section 4.5 Collections and Allocation; Payments on Exchangeable Transferor Certificate.

     (a) Collections. The Servicer will apply or will instruct the Trustee to apply all funds on deposit in the Collection Account and the Excess Funding Account allocable to the Series 1995-1 Certificates, and all funds on deposit in the Interest Funding Account, the Principal Account and the Distribution Account maintained for this Series, as described in this Article IV.

     (b) Payments to the Holder of the Exchangeable Transferor Certificate. On each Business Day, the Servicer shall determine whether a Pay Out Event is deemed to have occurred with respect to the Series 1995-1 Certificates, and the Servicer shall allocate and pay Collections in accordance with the Daily Report with respect to such Business Day to the Holder of the Exchangeable Transferor Certificate as follows:

          (i) For each Business Day with respect to the Revolving Period, in addition to amounts allocated and paid to the Holder of the Exchangeable Transferor Certificate or pursuant to subsection 4.3(b) of the Agreement, an amount equal (x) to the product of the Class D Floating Allocation Percentage and the amount of Principal Collections on such Business Day, minus (y) the Reallocated Class D Principal Collections;

          (ii) For each Business Day with respect to the Controlled
     Accumulation Period prior to the Business Day on which an amount equal to the Class C Invested Amount has been deposited in the Principal Account to be applied to the payment of Class C Principal, in addition to amounts allocated and paid to the Holder of the Exchangeable Transferor Certificate pursuant to subsection 4.3(b) of the Agreement, an amount equal to (x) the product of the Class D Fixed/Floating Allocation Percentage and the amount of Principal Collections on such Business Day minus (y) the Reallocated Class D Principal Collections; and

          (iii) For each Business Day on and after the day on which Principal Collections are being deposited in the Principal Account pursuant to Section 4.9(c)(iv), the amount of payments of Principal Collections made to the Holder of the Exchangeable Transferor Certificate shall be determined only as provided in subsection 4.3(b) of the Agreement.

     Notwithstanding the foregoing, amounts payable to the Transferor pursuant to subsection 4.5(b)(i) or (ii) shall instead be deposited in the Excess Funding Account to the extent necessary to prevent the Transferor Interest from being less than the Minimum Transferor Interest.

     The allocations to be made pursuant to this subsection 4.5(b) also apply to deposits into the Collection Account that are treated as Collections, including payment of the reassignment price pursuant to Section 2.4(d) of the Agreement and proceeds from the sale, disposition or liquidation of the Receivables pursuant to Section 9.2, 10.2, 12.1 or 12.2 of the Agreement and Section 3 of this Series Supplement. Such deposits to be treated as Collections will be allocated as Interest Receivables or Principal Receivables as provided in the Agreement.

     Section 4.6 Determination of Monthly Interest for the Series 1995-1 Certificates.

     (a) The amount of monthly interest (the "Class A Interest") allocable to the Class A Certificates with respect to any Interest Accrual Period shall be an amount equal to the product of (i) the Class A Certificate Rate and (ii) a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the principal balance of the Class A Certificates as of the close of business on the first day of such Interest Accrual Period.

     On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class A Interest Shortfall") equal to the excess, if any, of (x) the Class A Interest for the Interest Accrual Period applicable to the Distribution Date over (y) the amount available to be paid to the Class A Certificateholders in respect of interest on such Distribution
Date. If there is a Class A Interest Shortfall with respect to any Distribution Date, an additional amount ("Class A Additional Interest") shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class A Interest Shortfall is paid to Class A Certificateholders, equal to the product of (i) the Class A Certificate Rate and (ii) such Class A Interest Shortfall remaining unpaid calculated on the basis of a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Certificateholders only to the extent permitted by applicable law.

     (b) The amount of monthly interest (the "Class B Interest") allocable to the Class B Certificates with respect to any Interest Accrual Period shall be an amount equal to the product of (i) the Class B Certificate Rate and (ii) a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the Class B Invested Amount as of the close of business on the first day of such Interest Accrual Period; provided, however, that with respect to any Distribution Date related to the Revolving Period the amount described in clause (iii) shall be the outstanding principal balance of the Class B Certificates on the first day of such Interest Accrual Period.

     On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class B Interest Shortfall") equal to the excess, if any, of (x) the aggregate Class B Interest for the Interest Accrual Period applicable to the Distribution Date over (y) the amount available to be paid to the Class B Certificateholders in respect of interest on such Distribution Date. If there is a Class B Interest Shortfall with respect to any Distribution Date, an additional amount ("Class B Additional Interest") shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class B Interest Shortfall is paid to Class B Certificateholders, equal to the product of (i) the Class B Certificate Rate and
(ii) such Class B Interest Shortfall remaining unpaid calculated on the basis of a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to Class B Certificateholders only to the extent permitted by applicable law.

     (c) The amount of monthly interest (for the Series 1995-1 Certificates, the "Class C Interest") allocable to the Class C Certificates of the Series 1995-1 Certificates with respect to any Interest Accrual Period shall be an amount equal to the product of (i) the Class C Certificate Rate and (ii) a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the Class C Invested Amount as of the close of business on the first day of such Interest Accrual Period; provided, however, that with respect to any Distribution Date related to the Revolving Period the amount described in clause (iii) shall be the outstanding principal balance of the Class C Certificates on the first day of such Interest Accrual Period.

     On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class C Interest Shortfall") equal to the excess, if any, of (x) the aggregate Class C Interest for the Interest Accrual Period applicable to the Distribution Date over (y) the amount available to be paid to the Class C Certificateholders in respect of interest on such Distribution Date. If there is a Class C Interest Shortfall with respect to any Distribution Date, an additional amount ("Class C Additional Interest") shall be payable as provided herein with respect to the Class C Certificates on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class C Interest Shortfall is paid to Class C Certificateholders, equal to the product of (i) the Class C Certificate Rate and
(ii) such Class C Interest Shortfall remaining unpaid (which amount shall be reduced by any Class C Guaranty Payment made on such Distribution Date) calculated on the basis of a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360. Notwithstanding anything to the contrary herein, Class C Additional Interest shall be payable or distributed to Class C Certificateholders only to the extent permitted by applicable law.

     Section 4.7  Determination of Principal Amounts.

     (a) The amount of principal (the "Class A Principal") distributable from the Distribution Account with respect to the Class A Certificates on each Distribution Date during the Controlled Accumulation Period shall be equal to an amount calculated as follows: the sum of (i) an amount equal to the product of the ABC Fixed/Floating Allocation Percentage and the aggregate amount of Principal Collections (less the amount of Reallocated Class B Principal Collections and Reallocated Class C Principal Collections) with respect to the preceding Monthly Period, (ii) any amount on deposit in the Excess Funding Account allocated to the Class A Certificates pursuant to subsection 4.9(d) of the Agreement, with respect to the preceding Monthly Period, (iii) the amount, if any, allocated to the Class A Certificates pursuant to subsections 4.9(a)(v),
(vii), (x), (xi) and (xii) of the Agreement and, with respect to such subsections, pursuant to subsections 4.10(a) and (b) and 4.14(a), (b) and (c) of the Agreement, and (iv) the amount of Shared Principal Collections allocated to the Class A Certificates with respect to the preceding Monthly Period pursuant to Section 4.3(e) of the Agreement; provided, however, that with respect to any Distribution Date during the Controlled Accumulation Period, Class A Principal may not exceed the Class A Controlled Distribution

Amount for such Distribution Date; provided, further, that with respect to any Distribution Date, Class A Principal may not exceed the Class A Invested Amount; provided, further, that with respect to the Scheduled Series 1995-1 Termination Date, the Class A Principal shall be an amount equal to the Class A Invested Amount.

     (b) The amount of principal (the "Class B Principal") distributable from the Distribution Account with respect to the Class B Certificates on each Distribution Date on or after the Class A Scheduled Payment Date shall equal an amount calculated as follows: the sum of (i) an amount equal to the product of the ABC Fixed/ Floating Allocation Percentage and the aggregate amount of Principal Collections (less the amount of Reallocated Class B Principal Collections and Reallocated Class C Principal Collections) with respect to the preceding Monthly Period (or, in the case of the first Distribution Date following the date on which an amount equal to the Class A Invested Amount is deposited in the Principal Account to be applied to the payment of Class A Principal, the ABC Fixed/Floating Allocation Percentage of Principal Collections from the date on which such deposit is made), (ii) any amount on deposit in the Excess Funding Account allocated to the Class B Certificates pursuant to subsection 4.9(d) of the Agreement with respect to the preceding Monthly Period,
(iii) the amount, if any, allocated to the Class B Certificates pursuant to subsections 4.9(a)(v), (x), (xi) and (xii) of the Agreement and, with respect to such subsections, pursuant to subsections 4.10(a) and (b) and 4.14(a) and (b) of the Agreement with respect to such Distribution Date and (iv) the amount of Shared Principal Collections allocated to the Class B Certificates with respect to the preceding Monthly Period pursuant to Section 4.3(e) of the Agreement on or after the Class A Scheduled Payment Date; provided, however, that, with respect to any Distribution Date during the Controlled Accumulation Period, Class B Principal may not exceed the Class B Controlled Distribution Amount for such Distribution Date; provided, further, that with respect to any Distribution Date, Class B Principal may not exceed the Class B Invested Amount; provided, further, that with respect to the Scheduled Series 1995-1 Termination Date, the Class B Principal shall be an amount equal to the Class B Invested Amount.

     (c) The amount of principal (the "Class C Principal") distributable from the Distribution Account with respect to the Class C Certificates on each Distribution Date, beginning on or after the Class C Principal Commencement Date, shall be an amount equal to and calculated as follows: the sum of (i) an amount equal to the product of the ABC Fixed/ Floating Allocation Percentage and the aggregate amount of Principal Collections (less the amount of Reallocated Class C Principal Collections) with respect to the preceding Monthly Period (or, in the case of the first Distribution Date following the date on which an amount equal to the Class B Invested Amount is deposited in the Principal Account to be applied to the payment of Class B Principal, the ABC Fixed/Floating Allocation Percentage of Principal Collections from the date on which such deposit is made), (ii) any amounts on deposit in the Excess Funding Account allocated to the Class C Certificates pursuant to subsection 4.9(d) of the Agreement, with respect to the preceding Monthly Period,

(iii) the amount, if any, allocated to the Class C Certificates pursuant to subsections 4.9(a)(v), (xi) and (xii) of the Agreement with respect to such Distribution Date and (iv) the amount of Shared Principal Collections allocated to the Class C Certificates with respect to the preceding Monthly Period pursuant to Section 4.3(e) of the Agreement on and after the Class C Principal Commencement Date; provided that with respect to any Distribution Date, Class C Principal may not exceed the Class C Invested Amount; provided, further, that with respect to the Scheduled Series 1995-1 Termination Date, the Class C Principal shall be an amount equal to the Class C Invested Amount.

     (d) The amount of principal (the "Class D Principal") distributable from the Distribution Account with respect to the Class D Certificates on each Distribution Date, beginning with the Class D Principal Commencement Date, shall be an amount equal to and calculated as follows: the sum of (i) an amount equal to the product of the Class D Fixed/Floating Allocation Percentage of Principal Collections (less the amount of Reallocated Class D Principal Collections) with respect to the preceding Monthly Period (or, in the case of the first Distribution Date following the date on which an amount equal to the Class C Invested Amount is deposited in the Principal Account to be applied to the payment of Class C Principal, the Class D Fixed/Floating Allocation Percentage of Principal Collections from the date on which such deposit is made), (ii) any amount on deposit in the Excess Funding Account allocated to the Class D Certificates pursuant to subsection 4.9(d) of the Agreement with respect to the preceding Monthly Period, and (iii) the amount, if any, allocated to the Class D Certificates pursuant to subsections 4.9(a)(vi) and (xii) of the Agreement and, with respect to such subsections, pursuant to subsection 4.10(a) and (b) of the Agreement with respect to such Distribution Date; provided, however, that with respect to the Scheduled Series 1995-1 Termination Date, the Class D Principal shall be an amount equal to the Class D Invested Amount.

     Section 4.8 Shared Principal Collections. Shared Principal Collections allocated to the Series 1995-1 Certificates and to be applied pursuant to subsections 4.9(c)(i)(y), 4.9(c)(ii)(y), 4.9(c)(iii)(y) and 4.9(c)(iv)(z) for
any Business Day with respect to the Controlled Accumulation Period shall mean an amount equal to the product of (x) Shared Principal Collections for all Series for such Business Day and (y) a fraction, the numerator of which is the Principal Shortfall for the Series 1995-1 Certificates for such Business Day and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Business Day. For any Business Day with respect to the Revolving Period, Shared Principal Collections allocated to the Series 1995-1 Certificates shall be zero.

     Section 4.9 Application of Funds on Deposit in the Collection Account for the Certificates.

     (a) On each Business Day, the Servicer shall deliver to the Trustee a Daily Report in which it shall instruct the Trustee to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw the extent of the amount of the

Floating Allocation Percentage of Interest Collections available in the Collection Account (the "Available Series 1995-1 Interest Collections") required to be withdrawn from the Collection Account pursuant to subsections 4.9(a)(i) through 4.9(a) (xiv).

          (i) Class A Interest. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Interest Funding Account for distribution on the next Distribution Date to the Class A Certificateholders, to the extent of the Available Series 1995-1 Interest Collections for such Business Day, an amount equal to the lesser of (x) the Available Series 1995-1 Interest Collections and (y) the excess of (1) the sum of Class A Interest and Carryover Class A Interest over (2) any amounts with respect thereto previously deposited into the Interest Funding Account on any prior Business Day during such Monthly Period. Notwithstanding anything to the contrary herein, the portion of Carryover Class A Interest that constitutes Class A Additional Interest shall be payable or distributable to Class A Certificateholders only to the extent permitted by applicable law.

          (ii) Class B Interest. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Interest Funding Account for distribution on the next Distribution Date to the Class B Certificateholders, to the extent of any Available Series 1995-1 Interest Collections remaining after giving effect to the withdrawal pursuant to subsection 4.9(a)(i), an amount equal to the lesser of (x) any such remaining Available Series 1995-1 Interest Collections and (y) the excess of (1) the sum of Class B Interest and Carryover Class B Interest over (2) any amounts with respect thereto previously deposited into the Interest Funding Account on any prior Business Day during such Monthly Period. Notwithstanding anything to the contrary herein, the portion of Carryover Class B Interest that constitutes Class B Additional Interest shall be payable or distributable to Class B Certificateholder only to the extent permitted by applicable law.

          (iii) Class C Interest. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Interest Funding Account for distribution on the next Distribution Date to the Class C Certificateholders, to the extent of any Available Series 1995-1 Interest Collections remaining after giving effect to the withdrawal pursuant to subsections 4.9(a)(i) and (ii), an amount equal to the lesser of (x) any such remaining Available Series 1995-1 Interest Collections and
     (y) the excess of (1) the sum of Class C Interest and Carryover Class C Interest over (2) any amounts with respect thereto previously deposited into the Interest Funding Account on any prior Business Day during such Monthly Period. Notwithstanding anything to the contrary herein, the portion of Carryover

     Class C Monthly Interest that constitutes Class C Additional Interest shall be payable or distributable to Class C Certificateholders only to the extent permitted by applicable law.

          (iv) Investor Servicing Fee. On each Business Day on which Green Tree or an Affiliate of Green Tree is not the Servicer, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of any Available Series 1995-1 Interest Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (iii), an amount equal to the lesser of (x) any such remaining Available Series 1995-1 Interest Collections and (y) the excess of (i) the Servicing Fee for such Monthly Period plus any unpaid Servicing Fees from prior Monthly Periods over (ii) any amounts with respect thereto previously distributed to the Servicer during such Monthly Period.

          (v) ABC Investor Default Amount. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 1995-1 Interest Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (iv), an amount equal to the lesser of (x) any such remaining Available Series 1995-1 Interest Collections and (y) the sum of (1) the aggregate ABC Investor Default Amount for such Business Day plus (2) the unpaid ABC Investor Default Amount for each previous Business Day during such Monthly Period, such amount to be (A) treated as Shared Principal Collections during the Revolving Period, and (B) to the extent allocated to Class A Principal, Class B Principal or Class C Principal pursuant to Section 4.7 during the Controlled Accumulation Period, deposited in the Principal Account for distribution to the applicable Class or Classes of Certificateholders on the next Distribution Date.

          (vi) Class D Investor Default Amount. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 1995-1 Interest Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (v), an amount equal to the lesser of (x) any such remaining Available Series 1995-1 Interest Collections and (y) the sum of (1) the aggregate Class D Investor Default Amount for such Business Day plus (2) the unpaid Class D Investor Default Amount for each previous Business Day during such Monthly Period, such amount to be (A) paid to the Transferor during the Revolving Period and the Controlled Accumulation Period prior to the payment in full of the Class C Invested Amounts and (B) to the extent allocated to Class D Principal pursuant to Section 4.7 during the Controlled Accumulation Period following the payment in full of the Class C Invested Amount, deposited in the

     Principal Account for distribution to the Class D Certificateholders on the next Distribution Date.

          (vii) Reimbursement of Class A Investor Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 1995-1 Interest Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (vi), an amount equal to the lesser of (x) any such remaining Available Series 1995-1 Interest Collections and (y) the unreimbursed Class A Investor Charge-Offs, if any, will be applied to reimburse Class A Investor Charge-Offs, such amount during the Revolving Period to be treated as Shared Principal Collections, and during the Controlled Accumulation Period on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class A Certificateholders on the next Distribution Date.

          (viii) Unpaid Class B Interest. On each Business Day, the Trustee, acting in accordance with the instructions from the Servicer, shall withdraw from the Collection Account and deposit in the Interest Funding Account for distribution to the Class B Certificateholders on the next Distribution Date, to the extent of any Available Series 1995-1 Interest Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (vii), an amount equal to the lesser of (x) any such remaining Available Series 1995-1 Interest Collections and (y) the sum of (1) the amount of interest which has accrued with respect to the outstanding aggregate principal amount of the Class B Certificates at the Class B Certificate Rate but which has not been deposited into the Interest Funding Account or paid to the Class B Certificateholders and (2) any additional interest (to the extent permitted by applicable law) at the Class B Certificate Rate accrued on interest that was due during a prior Monthly Period pursuant to this subsection but was not deposited in the Interest Funding Account or paid to the Class B Certificateholders.

          (ix) Unpaid Class C Interest. On each Business Day, the Trustee, acting in accordance with the instructions from the Servicer, shall withdraw from the Collection Account and deposit in the Interest Funding Account for distribution to the Class C Certificateholders on the next Distribution Date, to the extent of any Available Series 1995-1 Interest Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (viii), an amount equal to the lesser of (x) any such remaining Available Series 1995-1 Interest Collections and (y) the sum of (1) the amount of interest which has accrued with respect to the outstanding aggregate principal amount of the Class C Certificates at the Class C Certificate Rate but which has not been deposited into the Interest Funding Account or paid to the Class C Certificateholders and (2) any additional interest (to the extent permitted by applicable law) at the Class C Certificate Rate accrued on interest that was due during a prior Monthly Period pursuant to this subsection but was not deposited in the Interest Funding Account or paid to the Class C Certificateholders.

          (x) Reimbursement of Class B Investor Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 1995-1 Interest Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (ix), an amount equal to the lesser of (x) any such remaining Available Series 1995-1 Interest Collections and (y) the unreimbursed amount by which the Class B Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and
     (d) of the definition of Class B Invested Amount, if any, such amount, (i) during the Revolving Period, to be treated as Shared Principal Collections,
     (ii) during the Controlled Accumulation Period, on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class A Certificateholders on the next Distribution Date, and (iii) during the Controlled Accumulation Period, on and after the day on which such deposit has been made and on and prior to the day on which the Class B Invested Amount has been deposited in the Principal Account, to be deposited in the Principal Account for payment to the Class B Certificateholders on the next Distribution Date.

          (xi) Reimbursement of Class C Investor Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 1995-1 Interest Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (x), an amount equal to the lesser of (x) any such remaining Available Series 1995-1 Interest Collections and (y) the unreimbursed amount by which the Class C Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and
     (d) of the definition of Class C Invested Amount, if any, such amount, (i) during the Revolving Period, to be treated as Shared Principal Collections,
     (ii) during the Controlled Accumulation Period, on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class A Certificateholders on the next Distribution Date, (iii) during the Controlled Accumulation Period, on and prior to the day on which an amount equal to the Class B Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class B Certificateholders on the next Distribution Date and (iv) during the Controlled Accumulation Period, on and after the day on which such deposit has been made and on and prior to the day on which an amount equal to the Class B Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for payment to the Class C Certificateholders on the next Distribution Date.

          (xii) Reimbursement of Class D Investor Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 1995-1 Interest Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (xi), an amount equal to the lesser of (x) any such remaining Available Series 1995-1 Interest Collections and (y) the unreimbursed amount by which the Class D Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and (d) of the definition of Class D Invested Amount, if any, such amount, (i) during the Revolving Period, and during the Controlled Accumulation Period on and prior to the day on which an amount equal to the Class C Invested Amount is deposited in the Principal Account, paid to the Transferor and (ii) on and after the day such deposit to the Principal Account with respect to Class C Invested Amount has been made, deposited in the Principal Account for payment to the Class D Certificateholders.

          (xiii) Investor Servicing Fee. On each Business Day, if Green Tree or an Affiliate of Green Tree is the Servicer, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of Available Series 1995-1 Interest Collections for such Business Day (after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through
     (xii) of the Agreement), the Investor Servicing Fee accrued since the preceding Business Day plus any Investor Servicing Fee due with respect to any prior Business Day but not distributed to the Servicer.

          (xiv) Excess Interest Collections. Any amounts remaining in the Collection Account to the extent of any Available Series 1995-1 Interest Collections remaining after giving effect to the withdrawals pursuant to subsection 4.9(a)(i) through (xiii), first, shall, following the occurrence of an Expense Reserve Trigger, be deposited in the Expense Reserve Account in the amount specified in subsection 4.18(b) of the Agreement and second, shall be treated as Excess Interest Collections, and the Servicer shall direct the Trustee in writing on each Business Day to withdraw such amounts from the Collection Account and to first make such amounts available to pay to Certificateholders of other Series to the extent of shortfalls, if any, in amounts payable to such certificateholders from Interest Collections allocated to such other Series, then to pay any unpaid commercially reasonable costs and expenses of a Successor Servicer, if any, and then pay any remaining Excess Interest Collections to the Transferor.

     (b) For each Business Day with respect to the Revolving Period, the funds on deposit in the Collection Account to the extent of the product of (i) the sum of the Class A Floating Allocation Percentage, the Class B Floating Allocation Percentage and the Class C Floating Allocation Percentage and (ii) Principal Collections with respect to such Business Day (less the amount of Reallocated Class C Principal Collections and Reallocated Class B Principal Collections on such Business Day) will be treated as Shared Principal Collections and applied, pursuant to the written direction of the Servicer in the Daily Report for such Business Day, as provided in Section 4.3(e) of the Agreement.

     (c) For each Business Day on and after the Controlled Accumulation Period Commencement Date, the amount of funds on deposit in the Collection Account as described below will be distributed, pursuant to the written direction of the Servicer in the Daily Report for such Business Day, in the following priority:

          (i) on and prior to the day on which an amount equal to the Class A Invested Amount has been deposited in the Principal Account to be applied to the payment of Class A Principal, an amount (not in excess of the Class A Invested Amount) equal to the sum of (v) the product of the ABC Fixed/ Floating Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Reallocated Class B Principal Collections or Reallocated Class C Principal Collections on such Business Day), (w) any amount on deposit in the Excess Funding Account allocated to the Class A Certificates on such Business Day pursuant to subsection 4.9(d), (x) amounts to be paid pursuant to subsections 4.9(a)(v), (vii), (x), (xi) and (xii) of the Agreement from Available Series Interest Collections and from amounts available pursuant to subsections 4.10(a) and (b) and 4.14(a), (b) and (c) of the Agreement on such Business Day and (y) the amount of Shared Principal Collections allocated to the Series 1995-1 Certificates in accordance with Section 4.8 on such Business Day, will be deposited into the Principal Account;

          (ii) on and after the day on which an amount equal to the Class A Invested Amount has been deposited in the Principal Account to be applied to the payment of Class A Principal, an amount (not in excess of the Class B Invested Amount) equal to the sum of (v) an amount equal to the product of the ABC Fixed/Floating Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Reallocated Class B Principal Collections or Reallocated Class C Principal Collections on such Business
     Day), (w) any amount on deposit in the Excess Funding Account allocated to the Class B Certificates on such Business Day pursuant to subsection 4.9(d), (x) the amount, if any, allocated to be paid to the Class B Certificates pursuant to subsections 4.9(a)(v), (x), (xi) and (xii) of the Agreement from Available Series Interest Collections and from amounts available pursuant to subsections 4.10(a) and (b) and 4.14(a) and (b) of the Agreement with respect to such Business Day and (y) the amount of Shared Principal Collections allocated to the Series 1995-1 Certificates in accordance with Section 4.8 on such Business

     Day (such sum, the "Class B Daily Principal Amount") will be deposited into the Principal Account;

          (iii) on and after the day on which an amount equal to the Class B Invested Amount has been deposited in the Principal Account to be applied to the payment of Class B Principal, an amount (not in excess of the Class C Invested Amount) equal to the sum of (v) an amount equal to the product of the ABC Fixed/Floating Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Reallocated Class C Principal Collections on such Business Day), (w) any amount on deposit in the Excess Funding Account allocated to the Class C Certificates on such Business Day pursuant to subsection 4.9(d), (x) the amount, if any, allocated to be paid to the Class C Certificates pursuant to subsections 4.9(a)(v), (xi) and
     (xii) of the Agreement from Available Series Interest Collections and from amounts available pursuant to subsections 4.10(a) and (b) and 4.14(a) of the Agreement with respect to such Business Day and (y) the amount of Shared Principal Collections allocated to the Series 1995-1 Certificates in accordance with Section 4.8 on such Business Day (such sum, the "Class C Daily Principal Amount") will be deposited into the Principal Account;

          (iv) on and after the day on which an amount equal to the Class C Invested Amount has been deposited in the Principal Account to be applied to the payment of Class C Principal, an amount equal to the sum of (w) an amount equal to the product of the Class D Fixed/Floating Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Reallocated Class D Principal Collections on such Business Day), (x) any amount on deposit in the Excess Funding Account allocated to the Class D Certificates on such Business Day pursuant to subsection 4.9(d), (y) the amount, if any, allocated to be paid to the Class D Certificates pursuant to subsections 4.9(a)(vi) and (xii) of the Agreement from Available Series Interest Collections and from amounts available pursuant to subsections 4.10(a) and (b) of the Agreement with respect to such Business Day and (z) the amount of Shared Principal Collections allocated to the Series 1995-1 Certificates in accordance with Section 4.8 on such Business Day (such sum, the "Class D Daily Principal Amount") will be distributed to the Class D Certificateholders; and

          (v) an amount equal to the excess, if any, of (A) the sum of the amounts described in clauses (i)(v) and (x), (ii)(v) and (x) and (iii)(v) and (x) above over (B) the sum of Class A Principal, Class B Principal and Class C Principal will be treated as Shared Principal Collections and applied as provided in subsection 4.3(e) of the Agreement.

     (d) On the first Business Day of the Controlled Accumulation Period, funds on deposit in the Excess Funding Account will be deposited in the Principal Account. Such amounts will be allocated in the following order of priority (i) to the Class A Certificates in an amount not to exceed the Class A Principal after subtracting therefrom any amounts to be deposited in the Principal
Account with respect thereto pursuant to subsections 4.9(c)(i)(v), (x) and (y),
(ii) to the Class B Certificates in an amount not to exceed the Class B Principal after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.9(c)(ii)(v),
(x) and (y), and (iii) to the Class C Certificates in an amount not to exceed the Class C Principal after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.9(c)(iii)(v), (x) and (y). On and after the Class D Principal Commencement Date any amounts remaining on deposit in the Excess Funding Account and allocated to the Series 1995-1 Certificates will be deposited in the Principal Account in an amount not to exceed the Class D Invested Amount after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.9(c)(iv)(v), (x), (y) and (z).

     Section 4.10  Coverage of Required Amount for the Series 1995-1
Certificates.

     (a) To the extent that any amounts are on deposit in the Excess Funding Account on any Business Day, the Servicer shall apply Transferor Interest Collections in an amount equal to the excess of (x) the product of (a) the Base Rate, (b) the amount on deposit in the Excess Funding Account and (c) the number of days elapsed since the previous Business Day divided by the actual number of days in such year over (y) the aggregate amount of all earnings since the previous Business Day available from the Cash Equivalents in which funds on deposit in the Excess Funding Account are invested (the Negative Carry Amount") in the manner specified for application of Available Series 1995-1 Interest Collections in subsections 4.9(a) (i) through (xiii).

     (b) To the extent that on the first Business Day following a Monthly Period payments are being made pursuant to any of subsections 4.9(a) (i) through
(xiii), respectively, and the full amount to be paid pursuant to any such subsection receiving payments on such Business Day for such prior Monthly Period is not paid in full on such Business Day, the Servicer shall apply all or a portion of the Excess Interest Collections from other Series with respect to such Business Day for such prior Monthly Period allocable to the Series 1995-1 Certificates in an amount equal to the excess of the full amount to be allocated or paid pursuant to the applicable subsection over the amount applied with respect thereto from Available Series 1995-1 Interest Collections and Transferor Interest Collections on such Business Day (the "Required Amount"). Excess Interest Collections allocated to the Series 1995-1 Certificates for any Business Day shall mean an amount equal to the product of (x) Excess Interest Collections available from all other Series for such Business Day for the prior Monthly Period and (y) a fraction, the numerator of which is the Required Amount for such Business Day for the prior Monthly Period and the denominator of which is the aggregate amount of shortfalls in required amounts or other amounts to be paid from Interest Collections for all Series for such Business Day.

     Section 4.11 Payment of Certificate Interest. On each Transfer Date, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw the amount on deposit in the Interest Funding Account with respect to the prior Monthly Period allocable to the Series 1995-1 Certificates and deposit such amount in the Distribution Account. On each Distribution Date, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to (x) the Class A Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date allocable thereto pursuant to subsection 4.9(a)(i), (y) the Class B Certificateholders from the Distribution Account the amount deposited into the Distribution Account allocable thereto pursuant to subsections 4.9(a)(ii) and (viii) and (z) the Class C Certificateholders from the Distribution Account the amount deposited into the Distribution Account allocable thereto pursuant to subsections 4.9(a)(iii) and (ix).

     Section 4.12  Payment of Certificate Principal.

     (a) On the Transfer Date preceding each Distribution Date with respect to the Controlled Accumulation Period, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account, to the extent of funds available, an amount equal to the Class A Principal for such Distribution Date. On each Distribution Date with respect to the Controlled Accumulation Period, the Paying Agent shall pay in accordance with Section 5.1 to the Class A Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

     (b) On the Transfer Date preceding the Class A Scheduled Payment Commencement Date and each Distribution Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account, to the extent of funds available, an amount equal to the Class B Principal for such Distribution Date. On the Class A Scheduled Payment Date, after the payment of any principal amounts to the Class A Certificates on such day, and on each Distribution Date thereafter until the Class B Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section
5.1 to the Class B Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

     (c) On the Transfer Date preceding the Class C Principal Commencement Date and each Distribution Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account an amount equal to the lesser of the Class C Invested Amount and the amount on deposit in the Principal Account allocable to the Series 1995-1 Certificates (after giving effect to transfers pursuant to subsection 4.12(a) and (b)). On the Class C Principal Commencement Date, after the payment of any principal amounts to the Class B Certificates on such day, and on each Distribution Date thereafter until the Class C Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 to the Class C Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

     (d) On the Transfer Date preceding the Class D Principal Commencement Date and each Business Day thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall make payments of principal to the Class D Certificateholders in accordance with subsection 4.9(c)(iv) of the Agreement.

     Any amounts remaining in the Principal Account and allocable to the Series 1995-1 Certificates, after the Class D Invested Amount has been paid in full, will be treated as Shared Principal Collections and applied in accordance with
Section 4.3(e) of the Agreement.

     Section 4.13  Investor Charge-Offs.

     (a) If, on any Determination Date, the aggregate Investor Default Amount, if any, for each Business Day in the preceding Monthly Period exceeded the Available Series 1995-1 Interest Collections applied to the payment thereof pursuant to subsections 4.9(a)(v) and (vi) of the Agreement and the amount of Transferor Interest Collections and Excess Interest Collections allocated thereto pursuant to Section 4.10 of the Agreement, and the amount of Reallocated Principal Collections applied with respect thereto pursuant to Section 4.14 of the Agreement, the Class D Invested Amount will be reduced by the amount by which the remaining aggregate Investor Default Amount exceeds the amount applied with respect thereto during such preceding Monthly Period (a "Class D Investor Charge-Off").

     (b) In the event that any such reduction of the Class D Invested Amount would cause the Class D Invested Amount to be a negative number, the Class D Invested Amount will be reduced to zero, and, the Class C Invested Amount will be reduced by the amount by which the Class D Invested Amount would have been reduced below zero, but not more than the aggregate Investor Default Amount for such Monthly Period (a "Class C Investor Charge-Off").

     (c) In the event that any such reduction of the Class C Invested Amount would cause the Class C Invested Amount to be a negative number, the Class C Invested Amount will be reduced to zero, and, the Class B Invested Amount will be reduced by the amount by which the Class C Invested Amount would have been reduced below zero, but not more than the remaining aggregate Investor Default Amount for such Monthly Period (a "Class B Investor Charge-Off").

     (d) In the event that any such reduction of the Class B Invested Amount would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not more than the remaining aggregate Investor Default Amount for such Monthly Period (a "Class A Investor Charge-Off").

     Section 4.14 Reallocated Principal Collections for the Series 1995-1 Certificates.

     (a) On each Business Day, the Servicer will determine an amount equal to the lesser of (i) the Class D Invested Amount, (ii) the product of (x)(I) during the Revolving Period, the Class D Floating Allocation Percentage or (II) during the Controlled Accumulation Period, the Class D Fixed/Floating Allocation Percentage and (y) the amount of Principal Collections with respect to such Business Day and (iii) an amount equal to the sum of (a) the remaining Class A Required Amount, if any, with respect to the prior Monthly Period, (b) the remaining Class B Required Amount, if any, with respect to the prior Monthly Period and (c) the remaining Class C Required Amount, if any, with respect to the prior Monthly Period (such amount called "Reallocated Class D Principal Collections") and shall apply Principal Collections in an amount equal to such amount first to the components of the Class A Required Amount, then to the components of the Class B Required Amount and then to the components of the Class C Required Amount in the same priority as amounts are applied to such components from Available Series 1995-1 Interest Collections pursuant to subsection 4.9(a).

     (b) On each Business Day, the Servicer will apply or cause the Trustee to apply an amount equal to the lesser of (i) the Class C Invested Amount, (ii) the product of (x) (I) during the Revolving Period, the Class C Floating Allocation Percentage or (II) during the Controlled Accumulation Period, the Class C Fixed/ Floating Allocation Percentage and (y) the amount of Principal Collections for such Business Day and (iii) an amount equal to the sum of (a) the remaining Class A Required Amount, if any, with respect to the prior Monthly Period over the amount of Reallocated Class D Principal Collections applied with respect thereto for such prior Monthly Period and (b) the remaining Class B Required Amount, if any, with respect to the prior Monthly Period over the amount of Reallocated Class D Principal Collections applied with respect thereto for such prior Monthly Period (such amount called Reallocated Class C Principal Collections") and shall apply Principal Collections in an amount equal to such amount first to the remaining components of the Class A Required Amount and then to the remaining components of the Class B Required Amount in the same priority as amounts are applied to such components from Available Series 1995-1 Interest Collections pursuant to subsection 4.9(a).

     (c) On each Business Day, the Servicer will apply or cause the Trustee to apply an amount equal to the lesser of (i) the Class B Invested Amount, (ii) the product of (x)(I) during the Revolving Period, the Class B Floating Allocation Percentage or (II) during the Controlled Accumulation Period, the Class B Fixed/ Floating Allocation Percentage and (y) the amount of Principal Collections for such Business Day and (iii) an amount equal to the excess, if any, of the remaining Class A Required Amount, if any, with respect to the prior Monthly Period over the sum of the amount of Reallocated Class D Principal Collections and Reallocated Class C Principal Collections applied with respect thereto for the prior Monthly Period (such amount called "Reallocated Class B Principal Collections") shall apply Principal Collections equal to such amount to the remaining components of the Class A Required Amount in the same priority as amounts are applied to such components from Available Series 1995-1 Interest Collections pursuant to subsection 4.9(a).

     Section 4.15  Determination of LIBOR.

     (a) On each LIBOR Determination Date, the Trustee will determine LIBOR on the basis of quotations of the offered rates for one-month United States Dollar deposits provided by four major banks in the London interbank market selected by the Servicer (the "Reference Banks") as of 11:00 A.M. (London time) on such LIBOR Determination Date as such quotations appear on Telerate Page 3875 of the Dow Jones Telerate Service (or such other page as may replace Telerate Page 3875 on that service for the purpose of displaying London interbank offered rates of major banks). LIBOR as determined by the Trustee is the arithmetic mean of such quotations (rounded, if necessary, to the nearest whole multiple of 0.0625% per annum).

     (b) If, on any LIBOR Determination Date, at least two but fewer than all of the Reference Banks provide quotations, LIBOR will be determined in accordance with (a) above on the basis of the offered quotations of those Reference Banks providing such quotations.

     (c) If, on the LIBOR Determination Date, only one or none of the Reference Banks provides such offered quotations, LIBOR shall be:

          (i) the rate per annum (rounded, as aforesaid) that the Trustee determines to be either (x) the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the Servicer are quoting at or about 11:00 A.M. London time on the relevant LIBOR Determination Date for one month United States Dollar deposits to the principal London office of each of the Reference Banks or those of them (being at least two in number) to which such offered quotations are, in the opinion of the Servicer, being so quoted or (y) in the event that the Trustee can determine no such arithmetic mean, the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the Servicer are quoting at or about 11:00

     A.M. London time on such LIBOR Determination Date to leading European banks for one-month Dollar deposits; or

          (ii) if the banks selected as aforesaid by the Servicer are not quoting as described in clause (i) above, LIBOR for such Interest Accrual Period will be LIBOR as determined on the previous LIBOR Determination Date.

     (d) The Class A Certificate Rate, the Class B Certificate Rate and the Class C Certificate Rate applicable to the then current and the immediately preceding Interest Accrual Periods may be obtained by any Series 1995-1 Certificateholder by telephoning the Trustee at its Corporate Trust Office at (___) _______.

     (e) On each LIBOR Determination Date, the Trustee shall send to the Servicer by facsimile notification of LIBOR for the following Interest Accrual Period. Following the listing of the Class A Certificates and the Class B Certificates on the Luxembourg Stock Exchange and for so long as such Certificates are so listed, the Trustee shall cause the Class A Certificate Rate and the Class B Certificate Rate as well as the amount of Class A Monthly Interest and Class B Monthly Interest applicable to an Interest Period to be provided to the Luxembourg Stock Exchange as soon as possible after its determination but in no event later than the first day of such Interest Accrual Period.

     Section 4.16  Class C Limited Guaranty.

     (a) No later than the third Business Day prior to each Distribution Date, the Servicer (if other than Green Tree) shall notify Green Tree of the amount of the Class C Guaranty Payment (if any) for such Distribution Date. No later than the Business Day preceding each Distribution Date, Green Tree shall deposit the Class C Guaranty Payment, if any, for such Distribution Date into the Distribution Account.

     (b) The obligations of Green Tree to provide the Class C Limited Guaranty under the Agreement shall terminate on the Distribution Date on which the Class C Invested Amount has been paid in full.

     (c) The obligation of Green Tree to make the Class C Guaranty Payments in subsection (a) above shall be unconditional and irrevocable. Green Tree acknowledges that its obligation to make the Class C Guaranty Payments described in subsection (a) above shall be deemed a guarantee by Green Tree of indebtedness of the Trust for money borrowed from the Class C
Certificateholders.

     (d) If Green Tree fails to make a Class C Guaranty Payment in whole or in part, Green Tree or the Transferor shall promptly notify the Trustee, and the Trustee shall promptly notify the Rating Agency.

     Section 4.17 Expense Reserve. If with respect to any Monthly Period the amount by which the Portfolio Yield exceeds the Base Rate is less than 2% (the

"Expense Reserve Trigger") the Trustee shall deposit on each Business Day and after the Determination Date related to such Monthly Period in the Expense Reserve Account from amounts available therefor pursuant to subsection 4.9(a)(xiv) of the Agreement, an aggregate amount equal to $50,000.

     Section 4.18  Establishment of Expense Reserve Account.

     (a) The Servicer shall, upon the occurrence of an Expense Reserve Trigger, establish and maintain or cause to be established and maintained with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Certificateholders, the "Expense Reserve Account," which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Expense Reserve Account and in all proceeds thereof. The Expense Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. If, at any time, the institution holding the Expense Reserve Account ceases to be a Qualified Institution, the Trustee shall within 20 Business Days establish a new Expense Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Expense Reserve Account. From the date such new Expense Reserve Account is established, it shall be the "Expense Reserve Account."

     (b) Administration of Expense Reserve Account. The Servicer shall on each Business Day following the occurrence of an Expense Reserve Trigger, deposit in the Expense Reserve Account an amount equal to the excess of $50,000 over the amount on deposit in the Expense Reserve Account to the extent of funds available therefor pursuant to subsection 4.9(a) (xiv). Funds on deposit in the Expense Reserve Account shall be withdrawn by the Servicer or the Trustee and applied solely to the payment of expenses incurred by the Transferor. Amounts on deposit in the Expense Reserve Account may be subsequently released therefrom and paid to the Transferor to the extent that such amounts exceed $50,000. The amount on deposit in the Reserve Account may also be released therefrom and paid to the Transferor on the Series 1995-1 Termination Date.

     (c) Investment on Funds in Expense Reserve Account. Funds on deposit in the Expense Reserve Account shall be invested in Cash Equivalents by the Trustee (or, at the direction of the Trustee, by the Servicer on behalf of the Trustee) at the direction of the Servicer. Funds on deposit in the Expense Reserve Account on any Distribution Date, after giving effect to any withdrawals from the Expense Reserve Account, shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The proceeds of any such investments shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.

     SECTION 7. Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 1995-1 Certificates:

                                   ARTICLE V

                     DISTRIBUTIONS AND REPORTS TO INVESTOR
                     -------------------------------------
                              CERTIFICATEHOLDERS
                              ------------------

     Section 5.1  Distributions.

     (a) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class A Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Certificateholder's Pro Rata share (based on the aggregate Undivided Interests represented by Class A Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class A Certificateholders pursuant to Sections 4.11 and 4.12 of the Agreement by check mailed to each Class A Certificateholder at such Certificateholder's address as it appears on the Certificate Register or, in the case of Class A Certificateholders holding Class A Certificates evidencing Undivided Interests aggregating not less than 80% of the Invested Amount, by wire transfer, at the expense of such Class A Certificateholder, to an account or accounts designated by such Class A Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of the Class A Certificates will be made only upon presentation and surrender of the Class A Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

     (b) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class B Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class B Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class B Certificateholders pursuant to Section 4.11 and 4.12 of the Agreement by check mailed to each Class B Certificateholder at such Certificateholder's address as it appears on the Certificate Register or, in the case of Class B Certificateholders holding Class B Certificates evidencing Undivided Interest aggregating not less than 80% of the Invested Amount, by wire transfer, at the expense of such Class B Certificateholder, to an account or accounts designated by such Class B Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distributed Date; provided, however, that the final payment in retirement of the Class B Certificates will be made only upon presentation and surrender of the Class B Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

     (c) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class C Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class C Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class C Certificateholders pursuant to Section 4.11 and 4.12 of the Agreement by wire transfer to each Class C Certificateholder to an account or accounts designated by such Class C Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of the Class C Certificates will be made only upon presentation and surrender of the Class C Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

     Section 5.2  Certificateholders' Statement.

     (a) On the 15th day of each calendar month (or if such day is not a Business Day the next succeeding Business Day), the Paying Agent shall forward to each Certificateholder and the Rating Agencies a statement substantially in the form of Exhibit C prepared by the Servicer and delivered to the Trustee and the Paying Agent on the preceding Determination Date setting forth the following information (which, in the case of (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Certificate and, in the case of (ix) and (x), shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Certificate):

          (i) the total amount distributed;

          (ii) the amount of such distribution allocable to Certificate
     Principal;

          (iii) the amount of such distribution allocable to Certificate
     Interest;

          (iv) the amount of Principal Collections received in the Collection Account during the preceding Monthly Period and allocated in respect of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, respectively;

          (v) the amount of Interest Collections processed during the preceding Monthly Period and allocated in respect of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, respectively;

          (vi) the aggregate amount of Principal Receivables, the Invested Amount, the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount, the Class D Invested Amount, the Floating Allocation Percentage and, during the Controlled Accumulation Period, the ABC Fixed/Floating Allocation Percentage, Class B Fixed/Floating Allocation Percentage, or Class C Fixed/Floating Allocation Percentage as applicable, with respect to the Principal Receivables in the Trust as of the end of the day on the last day of the preceding Monthly Period;

          (vii) the aggregate outstanding balance of Receivables which are current, and those between (i) 30 and 59 days (ii) 60 and 89 days and (iii) 90 days or more delinquent in each case as of the end of the day on last day of the preceding Monthly Period;

          (viii) the aggregate Investor Default Amount for the preceding Monthly Period;

          (ix) the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs, Class C Investor Charge-Offs and Class D Investor Charge-Offs for the preceding Monthly Period;

          (x) the amount of the Servicing Fee for the preceding Monthly Period;

          (xi) the amount of Reallocated Class B Principal Collections, Reallocated Class C Principal Collections and Reallocated Class D Principal Collections as of the last day of the preceding Monthly Period;

          (xii) the amount of funds in the Excess Funding Account as of the last day of the Monthly Period immediately preceding the Distribution Date; and

          (xiii) the amount of the Class C Guaranty Fee for the preceding Monthly Period, if any.

     (b) Annual Certificateholders' Tax Statement. On or before January 20 of each calendar year, beginning with calendar year 1996, the Paying Agent shall distribute to each Person who at any time during the preceding calendar year was a Series 1995-1 Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular report to Series 1995-1 Certificateholders, as set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a

Series 1995-1 Certificateholder, together with, on or before January 31 of each year, beginning in 1996, such other customary information (consistent with the treatment of the Certificates as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Series 1995-1 Certificateholders to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

     SECTION 8. Series 1995-1 Pay Out Events. The occurrence of any of the following events shall, immediately upon the occurrence thereof without notice or other action on the part of the Trustee or the Series 1995-1
Certificateholders, be deemed to be a Pay Out Event solely with respect to Series 1995-1:

          (a) on any Determination Date, the Transferor Interest for the next Distribution Date will be reduced to an amount less than the Minimum Transferor Interest on such Determination Date, after giving effect to the distributions to be made on the next Distribution Date;

          (b) any Servicer Default occurs;

          (c) on any Determination Date, the average of the Monthly Payment Rates for the three preceding Monthly Periods where the Monthly Payment Rate for a Monthly Period is the percentage obtained by dividing the aggregate of the Receivables balances (without deducting therefrom any discount portion) collected during such Monthly Period by the average daily aggregate Receivables balance (without deducting therefrom any discount portion) for such Monthly Period, is less than 15%;

          (d) the failure to pay the outstanding principal amount of the Class A, Class B and Class C Certificates by the Class A Scheduled Payment Date, Class B Scheduled Payment Date or the Class C Expected Final Payment Date, as applicable;

          (e) the ratio (expressed as a percentage) of (i) the average for each month of the net losses on the Receivables (exclusive of the Ineligible Receivables) owned by the Trust (i.e., gross losses less recoveries on any Receivables (including, without limitation, recoveries from collateral security in addition to recoveries from the products, recoveries from Manufacturers and insurance proceeds)) during any three consecutive calendar months to (ii) the average of the month-end aggregate balances of such Receivables (without deducting therefrom the discount portion) for such three-month period, exceeds 5% on an annualized basis; provided, that this clause (e) may be amended or waived with the consent of the Transferor and each Rating Agency and without the consent of any Certificateholder (including the Series 1995-1 Certificateholders); or

          (f) the sum of all Eligible Investments and amounts on deposit in the Excess Funding Account represents more than 50% of the total assets of the Trust on each of six or more consecutive Determination Dates, after giving effect to all payments made or to be made on the Distribution Date next succeeding each such respective Determination Date.

     SECTION 9. Series 1995-1 Termination. The right of the Series 1995-1 Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 1995-1 Termination Date unless such Series is an Affected Series as specified in subsection 12.1(c) of the Agreement and the sale contemplated therein has not occurred by such date, in which event the Series 1995-1 Certificateholders shall remain entitled to receive proceeds of such sale when such sale occurs.

     SECTION 10. Legends; Transfer and Exchange; Restrictions on Transfer of Series 1995-1 Certificates; Tax Treatment.

     (a) Each Class B Certificate, Class C Certificate and Class D Certificate will bear a legend substantially in the following form:

          EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF GREEN TREE FLOORPLAN FUNDING CORP. THAT, UNLESS SUCH PURCHASER, AT ITS EXPENSE, DELIVERS TO THE TRUSTEE, THE SERVICER AND THE TRANSFEROR AN OPINION OF COUNSEL SATISFACTORY TO THEM TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B CERTIFICATE, CLASS C CERTIFICATE OR CLASS D CERTIFICATE BY SUCH PURCHASER WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "ASSETS OF THE BENEFIT PLAN" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE TRANSFEROR OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, SUCH PURCHASER IS NOT
     (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN
     SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR
     (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

     (b) Each Class C Certificate will bear a legend substantially in the following form:

          THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE

     "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE TRANSFEROR. EACH CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

     (c) Each Class D Certificate will bear a legend substantially in the following form:

          THIS CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. GREEN TREE FLOORPLAN FUNDING CORP. SHALL BE PROHIBITED FROM TRANSFERRING ANY INTEREST IN OR PORTION OF THIS CERTIFICATE UNLESS, PRIOR TO SUCH TRANSFER, IT SHALL HAVE DELIVERED TO THE TRUSTEE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH PROPOSED TRANSFER WILL NOT ADVERSELY AFFECT THE FEDERAL, MINNESOTA OR DELAWARE INCOME TAX CHARACTERIZATION OF ANY OUTSTANDING SERIES OF INVESTOR CERTIFICATES OR THE TAXABILITY (OR TAX CHARACTERIZATION) OF THE TRUST UNDER FEDERAL, MINNESOTA OR DELAWARE INCOME TAX LAWS. IN NO EVENT SHALL THE TRANSFEROR BE PERMITTED TO TRANSFER ANY INTEREST IN OR PORTION OF THIS CERTIFICATE IF, AFTER GIVING EFFECT TO SUCH PROPOSED TRANSFER, TAKING INTO ACCOUNT THE CERTIFICATES WHOSE TRANSFER IS PROPOSED, MORE THAN 20% (BY INVESTED AMOUNT AND BY VALUE) OF THE OUTSTANDING CERTIFICATES ISSUED BY THE TRUST WITH RESPECT TO WHICH NO OPINION OF COUNSEL WAS ISSUED THAT THE APPLICABLE CLASS WOULD BE TREATED AS DEBT FOR FEDERAL INCOME TAX PURPOSES

     (INCLUDING THE EXCHANGEABLE TRANSFEROR CERTIFICATE AND EACH TRANSFEROR RETAINED CLASS) WOULD NOT BE BENEFICIALLY OWNED BY GREEN TREE FLOORPLAN FUNDING CORP.

     (d) Upon surrender for registration of transfer of a Class C Certificate at the office of the Transfer Agent and Registrar, accompanied by a certification by the Class C Certificateholder substantially in the form attached as Exhibit D (if the new purchaser is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933) and by a written instrument of transfer in the form approved by the Transferor and the Trustee (it being understood that, until notice to the contrary is given to Class C Certificateholders, the Transferor and the Trustee shall each be deemed to have approved the form of instrument of transfer, if any printed on any definitive Class C Certificate), executed by the registered owner, in person or by such Class C Certificateholder's attorney thereunto duly authorized in writing, such Class C Certificate shall be transferred upon the register, and the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee one or more new registered Class C Certificates of any authorized denominations and of a like aggregate principal amount and tenor. Transfers and exchanges of Class C Certificates shall be subject to such restrictions as shall be set forth in the text of the Class C Certificates and such reasonable regulations as may be prescribed by the Transferor. Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register.

     (e) Green Tree Floorplan Funding Corp. shall be prohibited from transferring any interest in or portion of the Class D Certificates unless, prior to such transfer, it shall have delivered to the Trustee an Opinion of Counsel to the effect that such proposed transfer will not adversely affect the Federal, Minnesota or Delaware income tax characterization of any outstanding Series of Investor Certificates or the taxability (or tax characterization) of the Trust under Federal, Minnesota or Delaware income tax laws. In no event shall the Transferor be permitted to transfer any interest in or portion of the Class D Certificates if, after giving effect to such proposed transfer, taking into account the certificates whose transfer is proposed, more than 20% (by Invested Amount and by value) of the outstanding certificates issued by the Trust with respect to which no Opinion of Counsel was issued that the applicable class would be treated as debt for federal income tax purposes (including the Exchangeable Transferor Certificate and each Transferor Retained Class) would not be beneficially owned by Green Tree Floorplan Funding Corp. In no event shall any interest in or portion of the Class D Certificates be transferred to Green Tree. As a condition to transfer of an interest in or portion of the Class D Certificates, the transferee shall be required to agree not to institute against, or join any other Person in instituting against, the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after all Investor Certificates are paid in full. The Transferor shall provide prompt written notice to the Rating Agencies of any such transfer.

     (f) No transfer of a Class B Certificate, Class C Certificate or Class D Certificate will be permitted to be made to a Benefit Plan unless such Benefit Plan, at its expense, delivers to the Trustee, the Servicer and the Transferor an opinion of counsel satisfactory to them to the effect that the purchase or holding of a Class B Certificate, Class C Certificate or Class D Certificate by such Benefit Plan will not result in the assets of the Trust being deemed to be "assets of the Benefit Plan" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Transferor or the Servicer to any obligation in addition to those undertaken in the Agreement. Unless such opinion is delivered, each person acquiring a Class B Certificate, Class C Certificate or Class D Certificate or the beneficial ownership of a Class B Certificate, Class C Certificate or Class D Certificate will be deemed to represent to the Trustee, the Transferor and the Servicer that it is not (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in
Section 4975(e)(1) of the Code, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity.

     (g) The Class C Certificateholders shall comply with their obligations under Section 3.7 of the Agreement with respect to the tax treatment of the Class C Certificates, except to the extent that a relevant taxing authority has disallowed such treatment.

     SECTION 11.  Ratification of Agreement.

     (a) As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

     (b) For so long as any of the Class C Certificates are outstanding, each of the Transferor, the Servicer and the Trustee agree to cooperate with each other to provide to any Class C Certificateholders and to any prospective purchaser of Class C Certificates designated by such a Class C Certificateholder upon the request of such Class C Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act.

     SECTION 12. Registration of the Class A Certificates under the Securities Exchange Act of 1934. The Transferor shall cause the Class A Certificates to be registered under the Securities Exchange Act, as amended, on or before _______, 1996 and thereafter maintain such registration until the Class A Invested Amount has been reduced to zero.

     SECTION 13. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     SECTION 14. GOVERNING LAW. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 15. Instructions in Writing. All instructions or other communications given by the Servicer or any other person to the Trustee pursuant to this Series Supplement shall be in writing, and, with respect to the Servicer, may be included in a Daily Report or Settlement Statement.

     IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series 1995-1 Supplement to be duly executed by their respective officers as of the day and year first above written.

                                GREEN TREE FLOORPLAN
                                  FUNDING CORP., Transferor


                                By:________________________________
                                   Name:
                                   Title:



                                GREEN TREE FINANCIAL
                                  CORPORATION, Servicer


                                By:________________________________
                                   Name:
                                   Title:



                                TRUSTEE


                                By:________________________________
                                   Name:
                                   Title:

                                                                      Exhibit A

                     FORM OF CLASS A INVESTOR CERTIFICATE

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

No. R-1                                                                $________

                 GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST
                   FLOATING RATE FLOORPLAN RECEIVABLE TRUST
                      CERTIFICATE, SERIES 1995-1, CLASS A

     Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from the portfolio of revolving financing arrangements (the "Accounts") of Green Tree Financial Corporation ("Green Tree" or the "Servicer") and other assets and interests constituting the Trust under the Agreement described below.

     This certificate (a "Certificate") does not represent an interest in, or obligation of, Green Tree Floorplan Funding Corp., Green Tree or any affiliate of either of them.

     This certifies that CEDE & Co. (the "Certificateholder") is the registered owner of a fractional undivided interest in the Green Tree Floorplan Receivables Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of ___________, 1995 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) among Green Tree Floorplan Funding Corp., as Transferor (the "Transferor"), Green Tree, as Servicer, and ______________, as Trustee (the "Trustee"), and the Series 1995-1 Supplement, dated as of ______________, 1995 (the "Series 1995-1 Supplement"), among the Transferor, Green Tree as Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1995-1 Supplement, is herein referred to as the "Agreement"). The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

     This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Certificates entitled "Green Tree Floorplan Receivables Master Trust Floating Rate Floorplan Receivable Trust Certificates, Series 1995-1, Class A" (the "Class A Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

     The Transferor has structured the Agreement, the Class A Certificates, the Green Tree Floorplan Receivables Master Trust Floating Rate Floorplan Receivable Trust Certificates, Series 1995-1, Class B (the "Class B Certificates" and collectively with the Class A Certificates (the "Offered Certificates") and the Green Tree Floorplan Receivables Master Trust Floating Rate Floorplan Receivable Trust Certificates, Series 1995-1, Class C (the "Class C Certificates") with the intention that the Offered Certificates and the Class C Certificates will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class A Certificate (a "Class A Certificateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class A Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

     No principal will be payable to the Class A Certificateholders until the Class A Scheduled Payment Date in the Controlled Accumulation Period. No principal will be payable to the Class B Certificateholders, Class C Certificateholders or Class D Certificateholders until all principal payments have been made to the Class A Certificateholders.

     Each Class A Certificate represents the right to receive interest at the rate of ___% per annum above LIBOR determined on November __, 1995 for the period from November __, 1995 through December 14, 1995, and at a rate equal to ___% per annum above LIBOR determined on the related LIBOR Determination Date for the period from December 15, 1995 through January 14, 1996 and with respect to each Interest Accrual Period thereafter, but in no event in excess of ___% per annum (such rate, as in effect from time to time, the "Class A Certificate Rate"). Interest on the Certificates will accrue from the Closing Date and will be distributed on December 15, 1995, and on the 15th day of each month thereafter, or if such day is not a business day, on the next succeeding business day (each, a "Distribution Date"), in an amount equal to the product of
(a) the actual number of days in the related Interest Accrual Period divided by 360, (b) the Class A Certificate Rate and (c) the outstanding principal balance of the Class A Certificates as of the preceding Record

Date (or in the case of the first Distribution Date, the initial Class A Invested Amount).

     On the earlier of the _______ 15, 199__ Distribution Date or the first Distribution Date following the occurrence of a Pay Out Event, interest and principal will be distributed to the Class A Certificateholders monthly on each Distribution Date prior to the Series Termination Date. Interest for any Distribution Date will include accrued interest at the Class A Certificate Rate from and including the preceding Distribution Date or, in the case of the first Distribution Date from and including the Closing Date, to but excluding such Distribution Date. Interest for any Distribution Date due but not paid on any Distribution Date will be due on the next succeeding Distribution Date together with, to the extent permitted by applicable law, additional interest on such amount at the Class A Certificate Rate.

     "Class A Invested Amount" means an amount equal to (a) the initial principal balance of the Class A Certificates, minus (b) the aggregate amount of principal payments made to Class A Certificateholders pursuant to such date, and minus (c) the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates, equal to the amount by which the Class A Invested Amount has been reduced to fund the Investor Default Amount on all prior Distribution Dates and plus (d) the aggregate amount of Available Series Interest Collections, Transferor Interest Collections, Excess Interest Collections and Reallocated Principal Collections applied on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clause (c).

     Subject to the Agreement, payments of principal are limited to the unpaid Class A Invested Amount of the Class A Certificates, which may be less than the unpaid balance of the Class A Certificates pursuant to the terms of the Agreement. All principal of and interest on the Class A Certificates is due and payable no later than the _______ 15, _____ Distribution Date (or if such day is not a Business Day, the next succeeding Business Day) (the "Series 1995-1 Termination Date"). After the Series 1995-1 Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class A Certificates. In the event that the Class A Invested Amount is greater than zero on the Series 1995-1 Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificates, then to the Class B Certificateholders pro rata in final payment of the Class B Certificates, then to the Class C Certificateholders pro rata in final payment of the Class C Certificates and finally to the Class D Certificateholders pro rata in final payment of the Class D Certificates.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

     IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed under its official seal.

                                GREEN TREE FLOORPLAN
                                  FUNDING CORP.


                                By:____________________________________________
                                  Name:
                                  Title:

Dated:

                         CERTIFICATE OF AUTHENTICATION

     This is one of the Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                TRUSTEE



                                By:____________________________________________
                                  Name:
                                  Title:

                                                                      Exhibit B

                     FORM OF CLASS B INVESTOR CERTIFICATE

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

     EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF GREEN TREE FLOORPLAN FUNDING CORP. THAT UNLESS SUCH PURCHASER, AT ITS EXPENSE, DELIVERS TO THE TRUSTEE, THE SERVICER AND THE TRANSFEROR AN OPINION OF COUNSEL SATISFACTORY TO THEM TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY SUCH PURCHASER WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "ASSETS OF THE BENEFIT PLAN" OR SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE TRANSFEROR OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA,
(II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

No. R-1                                                              $_________

                 GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST
                   FLOATING RATE FLOORPLAN RECEIVABLE TRUST
                      CERTIFICATE, SERIES 1995-1, CLASS B

     Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from the portfolio of revolving financing arrangements (the "Accounts") of Green Tree Financial Corporation ("Green Tree" or the "Servicer") and other assets and interests constituting the Trust under the Agreement described below.

     This certificate (a "Certificate") does not represent an interest in, or obligation of, Green Tree Floorplan Funding Corp., Green Tree or any affiliate of either of them.

     This certifies that CEDE & CO. (the "Certificateholder") is the registered owner of a fractional undivided interest in the Green Tree Floorplan Receivables Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of ________, 1995 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) among Green Tree Floorplan Funding Corp., as Transferor (the "Transferor"), Green Tree, as Servicer, and ______________, as Trustee (the "Trustee"), and the Series 1995-1 Supplement, dated as of ____________, 1995 (the "Series 1995-1 Supplement"), among the Transferor, Green Tree as Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1995-1 Supplement, is herein referred to as the "Agreement." The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

     This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Certificates entitled "Green Tree Floorplan Receivables Master Trust Floating Rate Floorplan Receivable Trust Certificates, Series 1995-1, Class B" (the "Class B Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

     The Transferor has structured the Agreement, the Class B Certificates, the Green Tree Floorplan Receivables Master Trust Floating Rate Floorplan Receivable Trust Certificates, Series 1995-1, Class A (the "Class A Certificates" and collectively with the Class B Certificates the "Offered Certificates") and the Green Tree Floorplan

Receivables Master Trust Floating Rate Floorplan Receivable Trust Certificates, Series 1995-1, Class C (the "Class C Certificates") with the intention that the Offered Certificates will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class B Certificate (a "Class B Certificateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class B Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

     No principal will be payable to the Class B Certificateholders until the Class B Scheduled Payment Date, which is the Distribution Date either on or following the Distribution Date on which the Class A Invested Amount had been paid in full. No principal will be payable to the Class B Certificateholders until all principal payments have been made to the Class A Certificateholders. No principal payments will be made to the Class C Certificateholder until the Distribution Date either on or following the Distribution Date on which the Class B Invested Amount has been paid in full.

     Each Class B Certificate represents the right to receive interest at the rate of ___% per annum above LIBOR determined on November __, 1995 for the period from November __, 1995 through December 14, 1995, and at a rate equal to ___% per annum above LIBOR determined on the related LIBOR Determination Date for the period from December 15, 1995 through January 14, 1996 and with respect to each Interest Accrual Period thereafter, but in no event in excess of ___% per annum (such rate, as in effect from time to time, the "Class B Certificate Rate") on the 15th day of each month thereafter, or if such day is not a business day, on the next succeeding business day (each, a "Distribution Date"), in an amount equal to the product of (a) the actual number of days in the related Interest Accrual Period divided by 360, (b) the Class B Certificate Rate and (c) the outstanding principal balance of the Class B Certificates as of the preceding Record Date (or in the case of the first Distribution Date, the initial Class B Invested Amount).

     Interest for any Distribution Date will include accrued interest at the Class B Certificate Rate from and including the preceding Distribution Date or, in the case of the first Distribution Date from and including the Closing Date, to but excluding such Distribution Date. Interest for any Distribution Date due but not paid on any Distribution Date will be due on the next succeeding Distribution Date together with, to the extent permitted by applicable law, additional interest on such amount at the Class B Certificate Rate.

     "Class B Invested Amount" for any date means an amount equal to (a) the initial principal balance of the Class B Certificates, minus (b) the aggregate amount of principal payments made to Class B Certificateholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates, equal to the amount by which the Class B Invested Amount has been reduced to fund the Investor Default Amount on all prior Distribution Dates minus (d) the aggregate amount of Reallocated Class B Principal Collections for which neither the Class D Invested Amount nor the Class C Invested Amount has been reduced for all prior Distribution Dates, and plus (e) the aggregate amount of Available Series Interest Collections, Transferor Interest Collections, Excess Interest Collections and Reallocated Class C Principal Collections and Reallocated Class D Principal Collections applied on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).

     Subject to the Agreement, payments of principal are limited to the unpaid Class B Invested Amount of the Class B Certificates, which may be less than the unpaid balance of the Class B Certificates pursuant to the terms of the Agreement. All principal of and interest on the Class B Certificates is due and payable no later than the _______ 20, 200___ Distribution Date (or if such day is not a Business Day, the next succeeding Business Day) (the "Series 1995-1 Termination Date"). After the Series 1995-1 Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class B Certificates. In the event that the Class B Invested Amount is greater than zero on the Series 1995-1 Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificates, then to the Class B Certificateholders pro rata in final payment of the Class B Certificates, then to the Class C Certificateholders pro rata in final payment of the Class C Certificates and finally to the Class D Certificateholders pro rata in final payment of the Class D Certificates.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

     IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed under its official seal.

                                       GREEN TREE FLOORPLAN
                                         FUNDING CORP.


                                       By:
                                          --------------------------
                                          Name:
                                          Title:

Dated:  _______, 1995



                         CERTIFICATE OF AUTHENTICATION

     This is one of the Class B Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                       TRUSTEE


                                       By:
                                          --------------------------
                                          Name:
                                          Title:

                                                                      Exhibit C

                     FORM OF CLASS C INVESTOR CERTIFICATE

     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE TRANSFEROR. EACH CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

     EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF GREEN TREE FLOORPLAN FUNDING CORP. THAT UNLESS SUCH PURCHASER, AT ITS EXPENSE, DELIVERS TO THE TRUSTEE, THE SERVICER AND THE TRANSFEROR AN OPINION OF COUNSEL SATISFACTORY TO THEM TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY SUCH PURCHASER WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "ASSETS OF THE BENEFIT PLAN" OR SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE TRANSFEROR OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA,
(II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

No.                                                                $__________

                 GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST
                   FLOATING RATE FLOORPLAN RECEIVABLE TRUST
                      CERTIFICATE, SERIES 1995-1, Class C

     Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from the portfolio of revolving financing arrangements (the "Accounts") of Green Tree Financial Corporation ("Green Tree" or the "Servicer") and other assets and interests constituting the Trust under the Agreement described below.

     This certificate (a "Certificate") does not represent an interest in, or an obligation of, Green Tree Floorplan Funding Corp., Green Tree or any affiliate of either of them, except to the extent set forth in the Agreement.

     This certifies that ___________ (the "Certificateholder") is the registered owner of a fractional undivided interest in the Green Tree Floorplan Receivables Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of ___________, 1995 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) among Green Tree Floorplan Funding Corp., as Transferor (the "Transferor"), Green Tree, as Servicer, and _________________, as Trustee (the "Trustee"), and the Series 1995-1 Supplement, dated as of ____________, 1995 (the "Series 1995-1 Supplement"), among the Transferor, Green Tree as Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1995-1 Supplement, is herein referred to as the "Agreement." The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

     This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Certificates entitled "Green Tree Floorplan Receivables Master Trust Floating Rate Floorplan Receivable Trust Certificates, Series 1995-1, Class C" (the "Class C Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

     The Transferor has structured the Agreement, the Class C Certificates, the Green Tree Floorplan Receivables Master Trust Floating Rate Floorplan Receivable Trust Certificates, Series 1995-1, Class A (the "Class A Certificates") and the Green

Tree Floorplan Receivables Master Trust Floating Rate Floorplan Receivable Trust Certificates, Series 1995-1, Class B (the "Class B Certificates") with the intention that the Class A, Class B and Class C Certificates will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class C Certificate (a "Class C Certificateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class C Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

     No principal will be payable to the Class C Certificateholders until the Class C Scheduled Payment Date, which is the Distribution Date either on or following the Distribution Date, on which the Class A Invested Amount and the Class B Invested Amount have been paid in full. No principal payments will be payable to the Class C Certificateholder until the Distribution Date either on or following the Distribution Date on which the Class B Invested Amount has been paid in full.

     Each Class C Certificate represents the right to receive interest at the rate of ___% per annum from November __, 1995 through December 14, 1995, and at a rate equal to ___% per annum above the arithmetic mean of LIBOR prevailing on the related LIBOR Determination Date, but in no event in excess of __% per annum (such rate, as in effect from time to time, the "Class C Certificate Rate"), from December 15, 1995 through January 14, 1996 and with respect to each Interest Accrual Period thereafter. Interest on the Class C Certificates will accrue from the Closing Date and will be distributed on December 15, 1995, and on the 15th day of each month thereafter, or if such day is not a business day, on the next succeeding business day (each, a "Distribution Date"), in an amount equal to the product of (a) the actual number of days in the related Interest Accrual Period divided by 360, (b) the Class C Certificate Rate and (c) the outstanding principal balance of the Class C Certificates as of the preceding Record Date (or in the case of the first Distribution Date, the initial Class C Invested Amount).

     Interest for any Distribution Date will include accrued interest at the Class C Certificate Rate from and including the preceding Distribution Date or, in the case of the first Distribution Date from and including the Closing Date, to but excluding such Distribution Date. Interest for any Distribution Date due but not paid on any Distribution Date will be due on the next succeeding Distribution Date together with, to the extent permitted by applicable law, additional interest on such amount at the Class C Certificate Rate.

     "Class C Invested Amount" for any date means an amount equal to (a) the initial principal balance of the Class C Certificates minus (b) the aggregate amount of principal payments made to Class C Certificateholders prior to such date, minus (c) the aggregate amount of Class C Investor Charge-Offs for all prior Distribution Dates, equal to the amount by which the Class C Invested Amount has been reduced to fund the Investor Default Amount on all prior Distribution Dates, minus (d) the aggregate amount of Reallocated Class C Principal Collections for which the Class D

Invested Amount has not been reduced for all prior Distribution Dates, and plus
(e) the aggregate amount of Available Series Interest Collections, Transferor Interest Collections, Excess Interest Collections and Reallocated Class D Principal Collections and certain other amounts as may be available applied on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).

     Subject to the Agreement, payments of principal are limited to the unpaid Class C Invested Amount of the Class C Certificates, which may be less than the unpaid balance of the Class C Certificates pursuant to the terms of the Agreement. All principal of and interest on the Class C Certificates is due and payable no later than the _______ 20, 200__ Distribution Date (or if such day is not a Business Day, the next succeeding Business Day) (the "Series 1995-1 Termination Date"). After the Series 1995-1 Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class C Certificates. In the event that the Class C Invested Amount is greater than zero on the Series 1995-1 Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificates, then to the Class B Certificateholders pro rata in final payment of the Class B Certificates, then to the Class C Certificateholders pro rata in final payment of the Class C Certificates and finally to the Class D Certificateholders pro rata in final payment of the Class D Certificates.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

     IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed under its official seal.

                                       GREEN TREE FLOORPLAN
                                         FUNDING CORP.


                                       By:
                                          -------------------------------
                                          Name:
                                          Title:

Dated:



                         CERTIFICATE OF AUTHENTICATION

     This is one of the Class C Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                       TRUSTEE


                                       By:
                                          -------------------------------
                                          Name:
                                          Title:

                                                                    Exhibit D

                     FORM OF CLASS D INVESTOR CERTIFICATE

     THIS CERTIFICATE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. GREEN TREE FLOORPLAN FUNDING CORP. SHALL BE PROHIBITED FROM TRANSFERRING ANY INTEREST IN OR PORTION OF THIS CERTIFICATE UNLESS, PRIOR TO SUCH TRANSFER, IT SHALL HAVE DELIVERED TO THE TRUSTEE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH PROPOSED TRANSFER WILL NOT ADVERSELY AFFECT THE FEDERAL, MINNESOTA OR DELAWARE INCOME TAX CHARACTERIZATION OF ANY OUTSTANDING SERIES OF INVESTOR CERTIFICATES OR THE TAXABILITY (OR TAX CHARACTERIZATION) OF THE TRUST UNDER FEDERAL, MINNESOTA OR DELAWARE INCOME TAX LAWS. IN NO EVENT SHALL THE TRANSFEROR BE PERMITTED TO TRANSFER ANY INTEREST IN OR PORTION OF THIS CERTIFICATE IF, AFTER GIVING EFFECT TO SUCH PROPOSED TRANSFER, TAKING INTO ACCOUNT THE CERTIFICATES WHOSE TRANSFER IS PROPOSED, MORE THAN 20% (BY INVESTED AMOUNT AND BY VALUE) OF THE OUTSTANDING CERTIFICATES ISSUED BY THE TRUST WITH RESPECT TO WHICH NO OPINION OF COUNSEL WAS ISSUED THAT THE APPLICABLE CLASS WOULD BE TREATED AS DEBT FOR FEDERAL INCOME TAX PURPOSES (INCLUDING THE EXCHANGEABLE TRANSFEROR CERTIFICATE AND EACH TRANSFEROR RETAINED CLASS) WOULD NOT BE BENEFICIALLY OWNED BY GREEN TREE FLOORPLAN FUNDING CORP.

     EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF GREEN TREE FLOORPLAN FUNDING CORP. THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

No. _____                                                           $_________

                 GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST
                   FLOATING RATE FLOORPLAN RECEIVABLE TRUST
                      CERTIFICATE, SERIES 1995-1, CLASS D

     Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from the portfolio of revolving financing arrangements (the "Accounts") of Green Tree Financial Corporation ("Green Tree" or the "Servicer") and other assets and interests constituting the Trust under the Agreement described below.

     This certificate (a "Certificate") does not represent an interest in, or an obligation of, Green Tree Floorplan Funding Corp., Green Tree or any affiliate of either of them.

     This certifies that Green Tree Floorplan Funding Corp. (the "Certificate-holder") is the registered owner of a fractional undivided interest in the Green Tree Floorplan Receivables Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of ________, 1995 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) among Green Tree Floorplan Funding Corp., as Transferor (the "Transferor"), Green Tree, as Servicer, and _______________, as Trustee (the "Trustee"), and the Series 1995-1 Supplement, dated as of ____________, 1995 (the "Series 1995-1 Supplement"), among the Transferor, Green Tree as Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1995-1 Supplement, is herein referred to as the "Agreement." The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under (i) the Trust Property (as defined in the Agreement) and (ii) the property described in Sections 3A and __ of the Series 1995-1 Supplement.

     This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Certificates entitled "Green Tree Floorplan Receivables Master Trust Floating Rate Floorplan Receivable Trust Certificates, Series 1995-1, Class D" (the "Class D Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

     Green Tree Floorplan Funding Corp. shall be prohibited from Transferring any interest in or portion of the Class D Certificate unless, prior to such Transfer, it shall have delivered to the Trustee an Opinion of Counsel to the effect that such proposed Transfer will not adversely affect the Federal, Minnesota or Delaware income tax characterization of any outstanding Series of Investor Certificate or the taxability (or tax characterization) of the Trust under Federal, Minnesota or Delaware income tax laws. In no event shall Green Tree Floorplan Funding Corp. be permitted to Transfer any interest in or portion of the Class D Certificate if, after giving effect to such proposed Transfer, taking into account the certificates whose Transfer is proposed, more than 20% (by Invested Amount and by value) of the outstanding certificates issued by the Trust with respect to which no Opinion of Counsel was issued that the applicable class would be treated as debt for federal income tax purposes (including the Exchangeable Transferor Certificate and each Transferor Retained Class) would not be beneficially owned by the Transferor.

     No principal will be payable to the Class D Certificateholders until the Class D Payment Commencement Date, which is the Distribution Date either on or following the Distribution Date on which the Class C Invested Amount had been paid in full. No principal will be payable to the Class D Certificateholders until all principal payments have first been made to the Class A Certificateholders and then on and after the Class B Principal Payment Commencement Date, after all principal payments have been made to the Class B Certificateholders and then on and after the Class C Principal Payment Commencement Date, after all payments have been made to the Class C Certificateholders.

     Interest will not accrue on the unpaid principal amount of the Class D Certificates.

     "Class D Invested Amount" means an amount equal to (a) the initial principal balance of the Class D Certificates, minus (b) the aggregate amount of principal payments made to Class D Certificateholders prior to such date, minus
(c) the aggregate amount of Class D Investor Charge-Offs for all prior Distribution Dates, equal to the amount by which the Class D Invested Amount has been reduced to fund the Investor Default Amount on all prior Distribution Dates, minus (d) the aggregate amount of Reallocated Principal Collections for all prior Distribution Dates, and plus (e) the aggregate amount of Interest Collections, Transferor Interest Collections, and Excess Interest Collections applied on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).

     Subject to the Agreement, payments of principal are limited to the unpaid Class D Invested Amount of the Class D Certificates, which may be less than the unpaid balance of the Class D Certificates pursuant to the terms of the Agreement.

      All principal of and interest on the Class D Certificates is due and payable no later than the _______ 20, 200__ Distribution Date (or if such day is not a Business Day, the next succeeding Business Day) (the "Series 1995-1 Termination Date"). After the Series Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class D Certificates. In the event that the Class D Invested Amount is greater than zero on the Series Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificates, then to the Class B Certificateholders pro rata in final payment of the Class B Certificates, then to the Class C Certificateholders pro rata in final payment of the Class C Certificates and finally to the Class D Certificateholders pro rata in final payment of the Class D Certificates.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

     IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed under its official seal.

                                       GREEN TREE FLOORPLAN
                                         FUNDING CORP.


                                       By:
                                          ------------------------------
                                          Name:
                                          Title:
Dated:


                         CERTIFICATE OF AUTHENTICATION

     This is one of the Class D Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                       TRUSTEE


                                       By:
                                          ------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT E

------------------------------------------------------------------------------------------------------------
                                                         Green Tree Floorplan
Green Tree Floorplan Funding Corp.                     Receivables Master Trust               Monthly Report
Certificateholder's Statement                               Series 1995-1                        November-95
------------------------------------------------------------------------------------------------------------
Section 5.2                                  Class A     Class B     Class C     Class D               Total

(i)     Certificate Amount
(ii)    Certificate Principal Distributed
(iii)   Certificate Interest Distributed

Local Distribution per $1,000 Certificates
Certificate Principal Distributed per $1,000
Certificate Interest Distributed per $1,000

(iv)    Principal Collections

(v)     Interest Collections
          Total Collections

(vi)    Aggregate Amount of Principal Receivables

        Invested Amount
        Floating Allocation Percentage

(vii)   Receivable Delinquencies
        Current
        30 Days to 99 Days
        60 Days to 89 Days
        90 Days and Over
          Total Receivables

(viii)  Aggregate Investor Default Amount

(ix)    Charge-Offs
        Class A
        Class B
        Class C
        Class D
          Total Charge-Offs

(x)     Servicing Fee
        Class A
        Class B
        Class C
          Total Charge-Offs

(xi)    Reallocated Principal Collections
        Class A
        Class B
        Class C

(xii)   Excess Funding Account Balance

(xiii)  Class C Trigger Event Occurrence
        Class C Reserve Amount

Average Portfolio Yield

                                                                     EXHIBIT F


                Form of 144A Exchange Notice and Certification


                                                      _________________ , 199__


Green Tree Floorplan Funding Corp.
500 Landmark Towers
345 St. Peter Street
St. Paul, MN  55102
Attention:
           ----------------------

Trustee

---------------------------------

---------------------------------

Attention:  Corporate Trust Department

Ladies and Gentlemen:

     This is to notify you as to the transfer of $ ______________ of Floating Rate Floorplan Receivable Trust Certificates, Series 1995-1, Class C (the "Class C Certificates") of Green Tree Floorplan Receivables Master Trust (the "Company").

     The undersigned is the holder of the Certificates and with this notice hereby deposits with the Trustee $ _________________ principal amount of Class C Certificates and requests that Class C Certificates in the same principal amount be issued and executed by the Company and authenticated by the Trustee and registered to the purchaser on _________________, 19__ , as specified in the Pooling and Servicing Agreement, as supplemented by the Series 1995-1 Supplement thereto, as follows:

     Name:                                                   Denominations:
     Address:
     Taxpayer I.D. No.:

     The undersigned represents and warrants that the undersigned (i) reasonably believes the purchaser is a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933 (the "Act"), (ii) such purchaser has acquired the Class C Certificates in a transaction effected in accordance with the exemption from the registration requirements of the Act provided by Rule 144A and, (iii) if the purchaser has purchased the Certificates for one or more accounts for which it is acting as fiduciary or agent, (A) each such account is a qualified institutional buyer and (B) each such account is acquiring the Class C Certificates for its own account or for one or more institutional accounts for which it is acting as fiduciary or agent in a minimum amount equivalent to not less than U.S. $250,000 for each such account.

                                       Very truly yours,

                                       NAME OF HOLDER OF CERTIFICATE



                                       By:
                                          ---------------------------------
                                          Name, Chief Financial
                                          or other Executive Officer



                                      F-2